UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Star Equity Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1

STAR EQUITY HOLDINGS, INC.
53 Forest Ave. Suite 101,
Old Greenwich, Connecticut 06870
_____________________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON October 21, 2021
To the Stockholders of Star Equity Holdings, Inc.:
You are cordially invited to attend the 2021 annual meeting of stockholders (the “Annual Meeting”) of Star Equity Holdings, Inc. (the “Company”) on Thursday, October 21, 2021. We will hold the meeting at 11:00 a.m. Eastern Daylight Time at our offices at 53 Forest Avenue, 1st Floor, Old Greenwich, CT 06870.
In connection with the Annual Meeting, we have prepared a Proxy Statement setting out detailed information about the matters that will be covered at the meeting. We will mail our Proxy Statement, along with a proxy card, on or about September 23, 2021 to our stockholders of record as of the close of business on September 10, 2021. These materials and our Annual Report on Form 10-K for the year ended December 31, 2020 are also available electronically at our corporate website at www.starequity.com.
Our Board of Directors has fixed the close of business on September 10, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at our Annual Meeting and at any adjournment(s), postponement(s) or other delay(s) thereof. Voting on the matters to be considered at the Annual Meeting can be done (1) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope or (2) in person by ballot at the Annual Meeting. Important information about attending the Annual Meeting in person is included in the proxy statement.
The matters that will be considered at the Annual Meeting are:
1.To elect five directors, to serve until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualified;
2.To ratify the appointment of our independent auditors;
3.To conduct an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers;
4.To ratify and approve the Star Equity Holdings, Inc. Amended Tax Benefit Preservation Plan (a stockholder rights plan) designed to preserve the value of certain tax assets associated with net operating loss carryforwards under Section 382 of the Internal Revenue Code;
5.The approval of a protective amendment to our Restated Certificate of Incorporation designed to protect the tax benefits of the Company's net operating loss carryforwards (the "Protective Amendment") ; and
6.To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or other delay(s) thereof.
Your vote is extremely important. Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible. Using a proxy card to submit your vote now will not prevent you from attending or voting in person by ballot at the Annual Meeting. If you vote in person by ballot at the Annual Meeting, that vote will revoke any prior proxy that you have submitted.
If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:
InvestorCom LLC
Stockholders Call Toll Free: 877-972-0090
Banks and Brokers Call Collect: 203-972-9300
Your vote is extremely important, regardless of how many or how few shares you own. The Board of Directors urges you to vote your shares to elect its nominees. Whether or not you plan to attend the Annual Meeting in person, please use the enclosed proxy card to ensure that your vote is counted. If you vote in person by ballot at the Annual Meeting, that vote will revoke any prior proxy that you have submitted.

Sincerely,
/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein Executive Chairman of the Board of Directors
Old Greenwich, Connecticut
September 22, 2021
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STAR EQUITY HOLDINGS, INC.
53 Forest Ave. Suite 101,
Old Greenwich, Connecticut 06870
_____________________________________
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
OCTOBER 21, 2021
TABLE OF CONTENTS

PROXY STATEMENT	1
Who May Vote	1
Voting Requirements	1
The Board of Directors’ Voting Recommendations	2
How to Vote	2
If You Plan to Attend the Annual Meeting	2
Revoking a Proxy	2
How We Solicit Proxies	2
If You Receive More Than One Proxy Card	3
Important Notice Regarding the Availability of Proxy Materials for the Star Equity Holdings, Inc. 2021 Annual Meeting of Stockholders Meeting to be Held on October 21, 2021	3
If You Have Any Questions	3
CORPORATE GOVERNANCE AND ETHICS	3
Composition of the Board of Directors	4
Director Nomination Process	4
Board Leadership Structure	5
Board Meeting Attendance	5
Director Independence	6
Director Attendance at Annual Meeting	6
Board Self-Assessments	6
Committees of the Board of Directors	6
The Board of Directors’ Role in Risk Oversight	7
Communications with our Board of Directors	7
Code of Business Conduct and Ethics	8
Corporate Governance Documents Available Online	8
Non-Employee Director Stock Ownership Policy	8
Director Term Limits	8
Committee Rotation Policy	8
Executive Officers	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
PROPOSAL 1: ELECTION OF DIRECTORS	11
Nominees for Election to the Board of Directors	11
Information about the Company’s Director Nominees	11
AUDIT COMMITTEE REPORT	15
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	16
Principal Accounting Fees	17
Types of Fees Explained	18

STAR EQUITY HOLDINGS, INC.
53 Forest Ave. Suite 101,
Old Greenwich, Connecticut 06870
_____________________________________
PROXY STATEMENT
The Board of Directors of Star Equity Holdings, Inc., a Delaware corporation (referred to in this Proxy Statement as “Star Equity,” “the Company,” “we”, “our” or “us”), is soliciting proxies from our stockholders in connection with our 2021 Annual Meeting of Stockholders to be held on October 21, 2021 and at any adjournment(s), postponement(s) or other delay(s) thereof (the “Annual Meeting”). We will hold the meeting at 11:00 a.m. Eastern Daylight Time at our offices at 53 Forest Avenue, 1st Floor, Old Greenwich, CT 06870.
The accompanying proxy is solicited by the Board of Directors and is revocable by the stockholder at any time before it is voted. This Proxy Statement is being mailed to stockholders of the Company on or about September 23, 2021 and is accompanied by the Company’s Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2020 (the “2020 Annual Report”).
Who May Vote
Only holders of common stock, par value $0.0001 per share of the Company (“common stock”), outstanding as of the close of business on September 10, 2021 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 5,108,978 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.
Voting Requirements
The holders of a majority of the common stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions and broker non-votes, if any, count as present at the Annual Meeting for the purposes of determining a quorum. A broker non-vote occurs when a bank, broker, or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.
The vote requirement for each matter is as follows:
•Proposal 1 (Election of Directors) — Directors are elected by a plurality of the votes cast, and the five nominees who receive the greatest number of favorable votes cast in the election of directors will be elected directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified.
•Proposal 2 (Ratification of Appointment of Independent Auditors) — The ratification of the appointment of our independent auditors requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.
•Proposal 3 (Advisory (Non-Binding) Stockholder Approval of Named Executive Officer Compensation) — The advisory (non-binding) approval of the compensation of the Company’s named executive officers requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.
•Proposal 4 (Approval of the Amended Tax Benefit Preservation Plan) — The approval of our Amended Tax Benefit Preservation Plan (a stockholder rights plan) (“Rights Plan Proposal”) requires a favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.
•Proposal 5 (Approval of the Protective Amendment) — The approval of a protective amendment to our Restated Certificate of Incorporation designed to protect the tax benefits of the Company's net operating loss carryforwards (the "Protective Amendment") requires the favorable vote of the holders of a majority of the outstanding shares of our common stock.
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With respect to the election of directors (Proposal 1), abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. With respect to the ratification of the appointment of our independent registered public accounting firm (Proposal 2), and the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3), the approval of the Amended Tax Benefit Preservation Plan (Proposal 4) and the approval of the Protective Amendment (Proposal 5), abstentions will have the same effect as voting against such proposals, and broker non-votes on Proposal 3, and Proposal 4, if any, will be disregarded and have no effect on the outcome of the vote on those proposals. As the approval of Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from Proposal 2. Broker non-votes on Proposal 5, if any, will have the same effect as voting against such proposal.
The Board of Directors’ Voting Recommendations
The Board of Directors recommends that you vote your shares “FOR” each of the Board of Directors’ five nominees that are standing for election to the Board of Directors (Proposal 1); “FOR” the ratification of the appointment of our independent auditors (Proposal 2); “FOR” the advisory (non-binding) stockholder approval of the compensation of the Company’s named executive officers (Proposal 3); “FOR” the approval of the Rights Plan Proposal (Proposal 4) and “FOR” the approval of the Protective Amendment (Proposal 5).
How to Vote
If you are a stockholder of record as of the Record Date, you may vote (1) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope or (2) in person by ballot at the Annual Meeting. If you hold your shares of common stock in a brokerage account or by a bank or other nominee, you must follow the voting procedures provided by your broker, bank or other nominee, which instructions will be included with your proxy materials.
Giving us your proxy means you authorize the Board of Directors’ designated proxy holders (who are identified on the enclosed proxy card) to vote your shares at the Annual Meeting in the manner that you have indicated and in their best judgment on such other matters that may properly come before the Annual Meeting. If you sign, date and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of the Board of Director’s five nominees that are standing for election to the Board of Directors (Proposal 1); “FOR” the ratification of the appointment of our independent auditors (Proposal 2); “FOR” the advisory (non-binding) stockholder approval of the compensation of the Company’s named executive officers (Proposal 3); “FOR” the ratification of the Rights Plan Proposal (Proposal 4) and “FOR” the approval of the Protective Amendment (Proposal 5).
If You Plan to Attend the Annual Meeting
Attendance at the Annual Meeting will be limited to stockholders and the Company’s invited guests. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding shares of common stock in brokerage accounts or through a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. You may contact Hannah Bible at (800) 947-6134 for directions to the Annual Meeting.
If you are a stockholder of record as of the Record Date, you may vote your shares of common stock in person by ballot at the Annual Meeting. If you hold your shares of common stock in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.
Revoking a Proxy
You may revoke your proxy by submitting a new proxy with a later date or by notifying our Corporate Secretary in writing at 53 Forest Ave. Suite 101, Old Greenwich, Connecticut 06870. If you attend the Annual Meeting in person and vote by ballot, any previously submitted proxy will be revoked.
How We Solicit Proxies
We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement and any additional materials furnished to our stockholders. We have retained InvestorCom LLC to assist us in the solicitation of proxies, as described in “General - Cost of Solicitation” below. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, internet, and personal solicitation by our directors, officers, or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other regular employees for their proxy solicitation efforts. Fees paid to InvestorCom LLC are described in “General - Cost of Solicitation” below.
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If You Receive More Than One Proxy Card
If you hold your shares of common stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of common stock are voted, please vote using a proxy card for each account that you own. It is important that you vote all of your shares of common stock.
NOTICE REGARDING POTENTIAL IMPACT OF COVID-19 ON ANNUAL MEETING
We currently intend to hold the Annual Meeting in person. However, we are actively monitoring the spread of the coronavirus disease, or COVID-19, and are sensitive to the public health and travel concerns that our stockholders may have, as well as protocols that federal, state, and local governments may impose. If it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the Annual Meeting. Any such change will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission, and the Company will take all reasonable steps necessary to inform other intermediaries in the proxy process (such as any proxy service provider) and other relevant market participants (such as the appropriate national securities exchanges) in the event of such change.
Important Notice Regarding the Availability of Proxy Materials for the Star Equity Holdings, Inc. 2021 Annual Meeting of Stockholders to be Held on October 21, 2021
The Proxy Statement, our form of proxy card, and our 2020Annual Report are available to stockholders at http://www.icommaterials.com/STRR
If You Have Any Questions
If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:
InvestorCom LLC
Stockholders Call Toll Free: 877-972-0090
Banks and Brokers Call Collect: 203-972-9300

3

CORPORATE GOVERNANCE AND ETHICS
Composition of the Board of Directors
The current number of directors on our Board of Directors is six. Effective upon the election of directors at the Annual Meeting, the number of directors on our Board of Directors will be fixed at five. Under our bylaws, the number of directors on our Board of Directors will not be less than five, nor more than nine, and is fixed, and may be increased or decreased by resolution of the Board of Directors.
Director Nomination Process
Director Qualifications
In evaluating director nominees, the Corporate Governance Committee of our Board of Directors (the “Corporate Governance Committee”) considers the appropriate size of the Board of Directors, as well as the qualities and skills of individual candidates. Factors considered include the following:
•A history illustrating personal and professional integrity and ethics;
•Independence;
•Successful business management experience;
•Public company experience, as officer or board member;
•Experience in the medical device, healthcare and employee leasing industries; and
•Educational background.
The Corporate Governance Committee’s goal is to assemble a Board of Directors that brings the Company a diversity of perspectives and skills derived from the factors considered above. The Corporate Governance Committee also considers candidates with relevant non-business experience and training.
Our Board of Directors believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the Corporate Governance Committee considers the evolving needs of the Board of Directors and searches for candidates that fill any current or anticipated future gap. Our Board of Directors also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The Corporate Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics, and commitment to the goal of maximizing stockholder value when considering director candidates. The Corporate Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience, and differences in viewpoints and skills. The Corporate Governance Committee does not have a formal policy with respect to diversity; however, our Board of Directors and the Corporate Governance Committee believe that it is essential that the directors represent diverse viewpoints. In considering candidates for our Board of Directors, the Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board of Directors are also considered.
Other than the foregoing background factors that are considered in selecting director candidates, there are no stated minimum qualifications for director nominees, although the Corporate Governance Committee may also consider such other facts as it may deem are in the best interests of Star Equity and our stockholders. The Corporate Governance Committee does believe it appropriate for at least one, and preferably several, members of our Board of Directors to meet the criteria for an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (the “SEC”), and that a majority of the members of our Board of Directors meet the definition of an “independent director” under the listing standards of the NASDAQ Stock Market (“Nasdaq”). At this time, the Corporate Governance Committee also believes it appropriate for our Principal Executive Officer, our Executive Chairman, to serve as a member of our Board of Directors.
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Identification and Evaluation of Nominees for Directors
The Corporate Governance Committee identifies nominees for director by first evaluating the current members of our Board of Directors willing to continue their service on the Board of Directors. Current members with qualifications and skills that are consistent with the Corporate Governance Committee’s criteria for board service on the Board of Directors and who are willing to continue their service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining new perspectives. If any member of our Board of Directors does not wish to continue his or her service or if our Board of Directors decides not to re-nominate a member for re-election, the Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Corporate Governance Committee generally polls our Board of Directors and members of management for their recommendations regarding potential new nominees. The Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from our stockholders, industry experts, or analysts. The Corporate Governance Committee reviews the qualifications, experience, and background of the candidates.
Final candidates are interviewed by some or all of our independent directors and our executive chairman. In making its determinations, the Corporate Governance Committee evaluates each individual in the context of our Board of Directors as a whole, with the objective of assembling a group that can best attain success for Star Equity and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Corporate Governance Committee makes its recommendation to our Board of Directors. Historically, the Corporate Governance Committee has not relied on third-party search firms to identify board candidates. The Corporate Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.
The Corporate Governance Committee does not have a formal policy regarding consideration of director candidate recommendations from our stockholders. Any recommendations received from stockholders have been and will continue to be evaluated in the same manner as potential nominees suggested by members of our Board of Directors or management. Stockholders wishing to suggest a candidate for director should write to our Corporate Secretary at our corporate headquarters. In order for us to effectively consider a recommendation for a nominee for a director position, stockholders must provide the following information in writing: (i) the stockholder’s name and address, as they appear in the Company’s books; (ii) the class and number of shares beneficially owned by the stockholder; (iii) a statement that the stockholder is proposing a candidate for consideration as a director nominee to the Corporate Governance Committee; (iv) the name, age, business address, and residence address of the candidate; (v) a description of all arrangements or understandings between the stockholder and each candidate and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; (vi) the principal occupation or employment of the candidate; and (vii) any other information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including without limitation such candidate’s written consent to being named in the Proxy Statement, if any, as a nominee and to serving as a director if elected). In order to give the Corporate Governance Committee sufficient time to evaluate a recommended candidate, any such recommendation should be received by our Corporate Secretary at our corporate headquarters not later than the 120th calendar day before the one year anniversary of the date our Proxy Statement was mailed to stockholders in connection with the previous year’s annual meeting of stockholders.
Board Leadership Structure
Jeffrey E. Eberwein is currently the Executive Chairman of our Board of Directors. Mr. Quain serves as our Lead Independent Director. Mr. Eberwein has held leadership positions with investment firms and brings to Star Equity outside experience and expertise. He also has an educational background in business. Mr. Eberwein has been named by the Corporate Governance Committee as a nominee for re-election to our Board of Directors at the Annual Meeting. The Board believes that the current leadership structure is appropriate because the role of Executive Chairman of the Board provides a single point of leadership and facilitates consistent and effective communication with operating company management teams, stockholders, clients, employees and with the independent directors.
Board Meeting Attendance
Our Board of Directors held fifteen in-person or telephonic meetings during 2020. No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our Board of Directors and of the total number of meetings of committees of our Board of Directors on which he served.
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Director Independence
Our Board of Directors has determined that each of the director nominees standing for election, except Mr. Eberwein, are independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules). In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under “Related Person Transactions and Delinquent Section 16(a) Reports” below. The independent directors meet as often as necessary to fulfill their responsibilities, including meeting at least twice annually in executive session without the presence of non-independent directors and management.
Director Attendance at the Annual Meeting
Although we do not have a formal policy regarding attendance by members of our Board of Directors at the Annual Meeting, we encourage all of our directors to attend. Four directors attended last year’s annual meeting, either in-person or telephonically.
Board Self-Assessments
Our Board of Directors conducts annual self-evaluations to determine whether it and its committees are functioning effectively. The full Board of Directors reviews the results of the assessments and identifies areas for continued improvement. Our Board of Directors also develops and communicates to management any proposals for improving board functions.
Committees of the Board of Directors
Our Board of Directors currently has three standing committees. The current members of our committees are identified below:

Committees

Director	Audit		Compensation		Corporate Governance
John W. Gildea	X
Michael A. Cunnion	X		X	(Chair)	X
John W. Sayward	X	(Chair)	X		X
Jeffrey E. Eberwein
Mitchell I. Quain			X		X	(Chair)
Audit Committee. The Audit Committee of the Board of Directors, established in accordance with Section 3(a)(58)(A) of the Exchange Act (the “Audit Committee”), consists of Messrs. Gildea, Cunnion, and Sayward, with Mr. Sayward serving as chairman. The Audit Committee held four meetings during 2020. All members of the Audit Committee are (i) independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act; (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) are able to read and understand fundamental financial statements. Mr. Sayward qualifies as an “audit committee financial expert” as defined in the rules and regulations established by the SEC. The Audit Committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:
•Meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;
•Meeting with our independent registered public accounting firm and with internal financial personnel regarding the adequacy of our internal controls and the objectivity of our financial reporting;
•Recommending to our Board of Directors the engagement of our independent registered public accounting firm;
•Reviewing our quarterly and audited consolidated financial statements and reports and discussing the statements and reports with our management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management; and
•Reviewing our financial plans and reporting recommendations to our full Board of Directors for approval and to authorize action.
Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to the Audit Committee.
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Compensation Committee. The Compensation Committee of the Board of Directors (the “Compensation Committee”) consists of Messrs. Cunnion, and Sayward, and Quain with Mr. Cunnion serving as chairman. The Compensation Committee held four meetings during 2020. All members of the Compensation Committee are independent, as determined under the various NASDAQ Stock Market, SEC and Internal Revenue Service qualification requirements. The Compensation Committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:
•Reviewing and, as it deems appropriate, recommending to our Board of Directors, policies, practices, and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;
•Establishing appropriate incentives for officers, including the Chief Executive Officer, to encourage high performance, promote accountability and adherence to company values and further our long-term strategic plan and long-term value; and
•Exercising authority under our employee benefit plans.
Corporate Governance Committee. The Corporate Governance Committee consists of Messrs, Cunnion, Sayward and Quain with Mr. Quain serving as chairman. The Corporate Governance Committee held four meetings during 2020. All members of the Corporate Governance Committee are independent directors (as defined in Rule 5605(a)(2) of the NASDAQ listing rules). The Corporate Governance Committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:
•Reviewing and recommending nominees for election as directors;
•Assessing the performance of our Board of Directors;
•Developing guidelines for the composition of our Board of Directors;
•Reviewing and administering our corporate governance guidelines and considering other issues relating to corporate governance; and
•Oversight of the Company compliance officer and compliance with the Company’s Code of Business Ethics and Conduct.

The Board of Directors’ Role in Risk Oversight
Our Board of Directors, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of our Board of Directors participate in our risk oversight assessment by receiving regular reports from members of senior management and the Company compliance officer appointed by our Board of Directors on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial risks, as well as our policies with respect to risk assessment and risk management. The Corporate Governance Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Members of the management team report directly to our Board of Directors or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chairperson will report on the matter to our full Board of Directors at the next meeting of the Board of Directors, or sooner if deemed necessary. This enables our Board of Directors and its committees to effectively carry out its risk oversight role.
Communications with our Board of Directors
Any stockholder may send correspondence to our Board of Directors c/o Corporate Secretary, Star Equity Holdings, Inc., 53 Forest Ave, Suite 101, Old Greenwich, Connecticut 06870. Our Corporate Secretary will review all correspondence addressed to our Board of Directors, or any individual director, and forward all such communications to our Board of Directors or the appropriate director prior to the next regularly scheduled meeting of our Board of Directors following the receipt of the communication, unless the Corporate Secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our Corporate Secretary will summarize all stockholder correspondence directed to our Board of Directors that is not forwarded to our Board of Directors and will make such correspondence available to our Board of Directors for its review at the request of any member of our Board of Directors.
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Code of Business Conduct and Ethics
We have established a Code of Business Ethics and Conduct (the “Ethics Code”) that applies to all our officers, directors, employees and contractors. The Ethics Code contains general guidelines for conducting our business consistent with the highest standards of business ethics and compliance with applicable law, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Day-to-day compliance with the Ethics Code is overseen by the Company compliance officer appointed by our Board of Directors. If we make any amendments to the Ethics Code or grant any waiver from a provision of the Ethics Code to any director or executive officer, we will promptly disclose the nature of the amendment or waiver on the “Investors” section of the Company’s website (www.starequity.com) under the tab “Corporate Governance.”
Corporate Governance Documents Available Online
Our corporate governance documents, including the Audit Committee charter, Compensation Committee charter, Corporate Governance Committee charter, and the Ethics Code, are available free of charge on the “Investors” section of our website (www.starequity.com) under the tab “Corporate Governance.” Information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement. Stockholders may also request paper copies of these documents free of charge upon written request to Investor Relations, Star Equity Holdings, Inc., 53 Forest Ave. Suite 101, Old Greenwich, Connecticut 06870.
Non-Employee Director Stock Ownership Policy
Each non-employee director serving on the Board must beneficially own (on a cost basis) an amount of the Company’s common stock or common stock equivalents equal in value to at least 60% of cash compensation received over the prior five years for service as a director of the Company. Until such non-employee director has achieved the level of stock ownership required by our Non-Employee Director Stock Ownership Policy, such non-employee director will be required to retain an amount of common stock equal to 50% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted to the non-employee director by the Company. Non-employee directors are not required to purchase shares in the open market in order to achieve the guideline level of ownership required by this Non-Employee Director Stock Ownership Policy.
Because non-employee directors must retain a percentage of net shares acquired from any Company equity awards until he or she satisfies the Non-Employee Director Stock Ownership Policy, there is no minimum time period required to achieve the guideline level of ownership required by this Non-Employee Director Stock Ownership Policy. Any non-employee director who does not comply with this Non-Employee Director Stock Ownership Policy will not be eligible for re-nomination as a director.
Director Term Limits
Our Board of Directors does not have a policy on term limits.
Committee Rotation Policy
Our Board of Directors adopted a board committee rotation policy pursuant to which the Corporate Governance Committee will consider our Board of Directors’ preference for rotating committee chairs and committee members at no longer than five year intervals, including the chairman of the Board of Directors.
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Executive Officers
The names of our executive officers, their ages, their positions with Star Equity, and other biographical information as of September 10, 2021, are set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Jeffrey E. Eberwein	51	Director, Executive Chairman of the Board
David J. Noble	51	Chief Operating Officer and Chief Financial Officer
Matthew G. Molchan	54	President and Chief Executive Officer of Digirad Health, Inc.

Jeffrey E. Eberwein. Mr. Eberwein’s full biographical information is provided above under the heading “Our Board of Directors.”
David J. Noble was hired as Chief Operating Officer of the Company in September 2018 to assist in its transformation from a pure play healthcare company into a diversified, multi-industry holding company. He was asked by the Board to take on the additional role of Chief Financial Officer in January 2019. Prior to joining the Company, Mr. Noble served as Managing Member of Noble Point LLC, a business and financial advisory firm. From July 2005 through September 2017, Mr. Noble was a senior investment banker at HSBC, serving as Managing Director & Head of Equity Capital Markets for the Americas for more than a decade. Prior to joining HSBC, Mr. Noble held various senior roles within Equity Capital Markets at Lehman Brothers, both in the U.S. and overseas, from August 1997 to July 2005. In his 20-year Wall Street career, Mr. Noble was involved in hundreds of equity transactions across a wide range of sectors, including healthcare, industrials, financial services, media, technology, and energy, among others. Mr. Noble earned a B.A. degree in Political Science from Yale University in 1992 and an M.B.A. in Finance from MIT’s Sloan School of Management in 1997.
Matthew G. Molchan became President of Digirad Health, Inc., in October 2018 and a member of our Board of Directors on July 1, 2013. Effective January 1, 2021, Mr. Molchan assumed the additional position of Chief Executive Officer of Digirad Health, Inc. following his resignation as President and Chief Executive Officer of the Company, a position he held since July 1, 2013. In addition, Mr. Molchan served as our Interim Chief Financial Officer from April 10, 2018 until January 15, 2019. In connection with the Company’s investment in Perma-Fix Medical, S.A. (“Perma-Fix Medical”), a publicly traded company listed on the NewConnect market of the Warsaw Stock Exchange and a majority-owned subsidiary of Perma-Fix Environmental Services, Inc. (NASDAQ: PESI), Mr. Molchan was appointed to the Supervisory Board of Perma-Fix Medical in December 2015. From February 2013 to July 2013, Mr. Molchan held the position of President of the Company. He was previously President, Digirad Imaging Solutions, Inc. from January 2012 to June 2013. Prior to that, he was Chief Operating Officer of Digirad Ultrascan Solutions from May 2007 to January 2012. He joined Digirad Ultrascan Solutions upon the acquisition of Ultrascan, Inc. (“Ultrascan”) by us in May 2007. Prior to joining us, Mr. Molchan was the Chief Financial Officer for Ultrascan since he joined in 2003. Prior to Ultrascan, Mr. Molchan held various executive level business development, finance and operations positions at Somera, Inc. and Equifax, Inc. Mr. Molchan earned a B.S. degree in Economics from the United States Air Force Academy and an M.B.A. in finance from the University of Southern California.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of September 10, 2021, regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common stock, (ii) each of our current named executive officers, (iii) each of our directors, and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more stockholder, as the case may be. The address for all executive officers and directors is c/o Star Equity Holdings, Inc. 53 Forest Ave. Suite 101, Old Greenwich, Connecticut 06870.
Percentage of beneficial ownership is calculated based on 5,108,978 shares of common stock outstanding as of September 10, 2021. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants, or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of September 10, 2021. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Named Executive Officers and Directors:	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Jeffrey E. Eberwein (1)	194,571	3.81%
Matthew G. Molchan (2)	39,376	*
John W. Sayward (3)	36,057	*
Michael A. Cunnion (4)	34,155	*
Mitchell I. Quain (5)	74,886	1.47%
David J. Noble (6)	69,624	1.36%
John W. Gildea (7)	11,100	*
All Executive Officers and Directors as a group (7 persons)(8)	459,769	8.97%
____________________
* Indicates beneficial ownership of less than 1% of the outstanding common stock
(1)Includes (a) 194,571 shares of common stock held by Mr. Eberwein.
(2)Includes (a) 4,131 shares of common stock subject to options exercisable within 60 days of September 10, 2021, (b) 34,245 shares of common stock held by Mr. Molchan, and (c) 1,000 shares of common stock underlying the warrants exercisable within 60 days of September 10, 2021.
(3)Includes (a) 36,057 shares of common stock held by Mr. Sayward.
(4)Includes (a) 31,655 shares of common stock held by Mr. Cunnion, and (b) 2,500 shares of common stock underlying the warrants exercisable within 60 days of September 10, 2021.
(5)Includes (a) 74,886 shares of common stock held by Mr. Quain.
(6)Includes (a) 59,624 shares of common stock held by Mr. Noble and (b) 10,000 shares underlying warrants exercisable within 60 days of September 10, 2021.
(7)Includes (a) 11,100 shares of common stock held by Mr. Gildea.
(8)Includes (a) 4,131 shares of common stock subject to options exercisable within 60 days of September 10, 2021, (b) 13,500 shares underlying warrants exercisable within 60 days of September 10, 2021. and (c) 442,138 shares of common stock held by our 7 executive officers and directors.

10

PROPOSAL 1: ELECTION OF DIRECTORS
Our Board of Directors currently consists of five members. Effective upon the election of directors at the Annual Meeting, the number of directors on our Board of Directors will be fixed at five. Mr. Molchan will not be standing for re-election to the Board of Directors at the Annual Meeting. Upon the recommendation of the Corporate Governance Committee, our Board of Directors has nominated each of the following five persons to be elected to serve until the 2022 annual meeting of stockholders and until his successor is duly elected and qualified. Each of the nominees (i) currently serves on our Board of Directors; (ii) has consented to being named in this Proxy Statement; and (iii) has agreed to serve as a director if elected. As of the date of this Proxy Statement, our Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.
THE BOARD OF DIRECTORS RECOMMENDS USING THE ENCLOSED PROXY CARD TO VOTE FOR THE FIVE NOMINEES LISTED BELOW
Nominees for Election to the Board of Directors

Name	Age	Position
Jeffrey E. Eberwein	51	Director, Executive Chairman of the Board
Michael A. Cunnion	51	Director
John W. Sayward	69	Director
Mitchell I. Quain	69	Director
John W. Gildea	78	Director
The five nominees standing for election who receive the greatest number of votes cast at the Annual Meeting will be elected as Directors.
Information about the Company’s Director Nominees
Set forth below are descriptions of the backgrounds of each nominee and their principal occupations for at least the past five years and their public-company directorships as of the Record Date. There are no family relationships among any of our directors or executive officers. All ages are as of September 10, 2021.
In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Star Equity and our Board of Directors.

Jeffrey E. Eberwein	Age 51	Director since 2012
Chief Executive Officer of Hudson Global Inc. (“Hudson”) and Executive Chairman of Star Equity Holdings, Inc.
Mr. Eberwein assumed the position of Executive Chairman of the Board of the Company on January 1, 2021, after serving as Chairman of the Board since February 6, 2013. As Executive Chairman, Mr. Eberwein became the Company’s principal executive officer. Mr. Eberwein has served as a director of Hudson since May 2014 and as its Chief Executive Officer since April 1, 2018. He has 25 years of Wall Street experience, and has valuable public company and financial expertise gained through his employment history and directorships. Prior to founding Lone Star Value Management, LLC (“LSVM”), a Connecticut based exempt reporting advisor, an investment firm he founded in 2013, Mr. Eberwein was a private investor and served as a portfolio manager at Soros Fund Management from 2009 to 2011 and Viking Global Investors from 2005 to 2008. LSVM was a wholly owned subsidiary of ATRM Holdings, Inc. (“ATRM”) when ATRM, a modular building company, was acquired by the Company on September 10, 2019 (the “ATRM Acquisition” or the “ATRM Merger”). Previously, Mr. Eberwein served as chairman of the board of Ameri Holdings, Inc. from May 2015 to August 2018. Mr. Eberwein also previously served as a director of Novation Companies, Inc. from April 2015 to March 2018; Crossroads Systems, Inc. from June 2013 to May 2016; NTS, Inc. from December 2012 to June 2014; On Track Innovations Ltd. from 2012 to 2014; and Goldfield Corporation from 2012 to 2013. Mr. Eberwein earned an M.B.A. from The Wharton School, University of Pennsylvania and a B.B.A. with High Honors from The University of Texas at Austin.

We believe Mr. Eberwein’s expertise in finance and experience in the investment community, along with his extensive experience, qualifications, attributes and skills make him well qualified to serve as a director of our Company.

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On February 14, 2017, the Securities and Exchange Commission (“SEC”) issued an order (Securities Exchange Act Release No. 80038) (the “Order”) relating to allegations that certain groups of investors failed to properly disclose ownership information during a series of five campaigns to influence or exert control over microcap companies. The Order alleged violations of Section 13(d)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 13d-1 thereunder, Section 13(d)(2) of the Exchange Act and Rule 13d-2(a) thereunder and Section 16(a) of the Exchange Act and Rules 16a-2 and 16a-3 thereunder by Mr. Eberwein and a hedge fund adviser headed by him, LSVM, a mutual fund adviser and another investor. Without admitting or denying the findings, they consented to the Order and agreed to cease and desist from committing any violations of the above-referenced Exchange Act provisions and civil penalties of $90 thousand for Mr. Eberwein, $120 thousand for LSVM, $180 thousand for the mutual fund advisor and $30 thousand for the other investor. On February 24, 2020, the SEC issued an order (Securities Exchange Act Release No. 5448) (the “Advisers Act Order”) relating to allegations, among other things, that LSVM failed to properly disclose certain specific transactions in advance and obtain client consent for these transaction prior to their completion and that LSVM failed to implement certain written policies and procedures. The Advisers Act Order alleged violations of Section 206(3) and 206(4) of the Investment Advisers Act of 1940 (“Advisers Act”) and Rule 206(4)-7 thereunder by Mr. Eberwein and LSVM. Without admitting or denying the findings, they consented to the Advisers Act Order and agreed to cease and desist from committing or causing any violations of the above-referenced Advisers Act provisions, for LSVM to be censured and to pay civil penalties of $25 thousand for Mr. Eberwein and $100 thousand for LSVM.

Michael A. Cunnion	Age 51	Director since 2014
President and Chief Executive Officer, Remedy Health Media
Committees: Audit, Compensation (Chairman) and, Corporate Governance
Mr. Cunnion has an extensive history of leadership roles at healthcare media and communication companies. Since September 2008, Mr. Cunnion has been Chief Executive Officer of Remedy Health Media, a privately held health media company. In addition, prior to that, from January 2004 to December 2007, Mr. Cunnion was the President of privately held HealthTalk, a leading provider of tools and information for chronically ill patients and caregivers. Mr. Cunnion successfully built this company and subsequently sold it to Revolution Health in December 2007. Subsequent to this sale, Mr. Cunnion took on the role of Executive Vice President of Revolution Health, where he oversaw revenue and sales strategy until Revolution Health merged with Everyday Health. Prior to HealthTalk, from December 1998 to December 2003, Mr. Cunnion held the role of Senior Director, Consumer Marketing at WebMD, where he led consumer sales strategy, product development and advertising operations. Mr. Cunnion currently serves on the board of directors of Health-e-Commerce, a healthcare e-commerce platform that simplifies healthcare purchasing for consumers, employers and benefit administrators. This is a post that he has held since 2011. Mr. Cunnion earned a B.A. degree in English from Florida State University.

We believe that Mr. Cunnion’s extensive experience with health care media companies, coupled with his experience with building up companies and creating ownership value are of significant strategic importance to us and make him well qualified to serve on our Board of Directors. His history of creating and leveraging collaborative relationships with the companies he has been part of to maximize value in both the continued organic growth and sale of such companies can be of great benefit to our stockholders.

John W. Sayward	Age 69	Director since 2008
Retired Partner, Nippon Heart Hospital LLC
Committees: Audit (Chairman), Compensation, and Corporate Governance
John W. Sayward is a career health care and pharmaceutical executive. Most recently, he served as Chief Executive Officer for Hera Therapeutics Inc., a position he held through June 2015. Prior to this, Mr. Sayward served as the Chief Operating Officer and Chief Financial Officer of Hera Therapeutics Inc. since September 2014. Previously, he was Partner at Nippon Heart Hospital, LLC from September 2005 to January 2007, which was formed to build and manage cardiovascular care hospitals in Japan. From 2002 to 2005, Mr. Sayward was the Executive Vice President and Chief Financial Officer of LMA North America Inc., a medical device business focused on patient airway management. From 1996 to 2001, Mr. Sayward served as the Executive Vice President of Finance, Chief Financial Officer and Treasurer of SICOR Inc., and was elected to its board of directors in 1998. Previous to the above, he served in various management positions with Baxter Healthcare. He received a B.A. in History from Northwestern University in 1973 and a Master of Management from the Kellogg School of Management at Northwestern University in 1975.

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We believe that Mr. Sayward’s past experiences in the health care industry, both in medical devices and pharmaceuticals, makes him well qualified to serve on our Board of Directors. Further, Mr. Sayward’s depth and breadth of positions and experiences also makes him well qualified to serve as a financial expert and audit committee chairman.

Mitchell I. Quain	Age 69	Director since 2019
Industrialist
Committees: Compensation and Corporate Governance (Chairman)
Mr. Quain joined the board of the Company in January, 2019 and became lead independent director on January 1, 2021. He is a member of the Executive Council at American Securities, having retired as a Partner at One Equity Partners. A Chartered Financial Analyst and “Financial Expert”, he serves on the Board of Directors of AstroNova, Inc., Kensington Acquisitions II and V, Star Equity Holdings and Williams Industrial Holdings. Previously, he served on the Boards of publicly traded DeCrane Aircraft Holdings, Inc., Handy and Harmon Inc., Hardinge, Inc., HEICO Corporation, Jason Industries, Kensington Acquisitions, MagneTek, Inc., Mechanical Dynamics, Inc., RBC Bearings, Inc., Strategic Distribution, Tecumseh Products Company, Titan International, Xerium, Inc., was Executive Chairman of the Board of Register.com and a Senior Advisor at Carlyle Group.
He is Chairman Emeritus of the Board of Overseers of The University of Pennsylvania’s School of Engineering and Applied Sciences and has served for 10 years on Penn’s Board of Trustees. He has served for 9 years on the Board and Executive Committee of Penn Medicine, a $4 billion enterprise. He is also a member of the Board of Trustees of Curry College, in Milton, Massachusetts. Other affiliations include The Penn Club of New York, where he has served on its Board of Governors, The Highfields Golf Club and The Mar-a-Lago Club. He is on the Board of Directors of the Palm Beach Zoological Society. Meanwhile, last year he became the Managing Partner of Uncle Louie G Florida, a franchiser of Italian Ices Shops in Florida.
He was born and raised in the New York City area; received his B.S. in electrical engineering from the University of Pennsylvania in 1973 and his MBA with distinction from Harvard Business School in 1975.
He joined the research department of Wertheim & Company in June 1975, and chose machinery as his specialty, having worked for a summer at United Engineers & Contractors, in Philadelphia. He appeared on Institutional Investor magazine’s All American research team for fifteen years, “retiring” from research in 1995 while holding the “number one” ranking. Meanwhile, he became a partner in Wertheim in 1984, and in 1995 joined its operating committee, having assumed responsibility for the equity capital markets department. He left the firm in early 1997, joined Furman Selz as an Executive Vice President and a member of its Board of Directors. There he built Wall Street’s second industrial manufacturing group (“the Golden Gear,”) having begun its first at Wertheim (“In Rust We Trust”). He left the "sellside" in 2001, retiring as Vice Chairman of ABN AMRO.
Mr. Quain brings to the Board experience in public company governance and investment experience in small-cap and industrial companies, which gives him a valuable perspective in his role as a director. His qualifications to serve as a director also include his private equity investment experience.

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John W. Gildea	Age 78	Director since 2021
Retired Principal, Gildea Management Co.
Committees: Audit
Mr. Gildea brings over three decades of experience investing in special situation debt and equity of small to middle market companies. He is the founding partner of Gildea Management Co, the general partner of The Network Funds. The fund focus was investing and sponsoring special situation investments in public and private companies, primarily in the United States. His previous experience includes a joint venture of Gildea Management with J.O. Hambro Capital Management Co. to manage accounts targeting high yield debt and small capitalization equities. He was also founder of Latona Europe, a joint venture based in Prague seeking restructuring opportunities in Central Europe. Before forming Gildea Management, Mr. Gildea managed the Corporate Services Group at Donaldson, Lufkin and Jenrette, an investment banking firm.
Throughout his extensive career, Mr. Gildea has served on a range of public and private corporate boards. Previously, he served on the board and board committees of the following companies: America Service Group, Inc.; Amdura Corp.; American Healthcare Management, Inc.; America Opportunities Fund; Country Pure Juice; Gentek, Inc.; General Chemical Group, Inc.; Hain Food Group, Inc.; International Textile Group, Inc.; Konover Property Trust, Inc.; Misonix, Inc.; Shearers Foods; Sothic Capital, Sterling Chemicals, Inc.; Trident North Atlantic Fund, and UNC, Inc. Mr. Gildea received a Bachelor of Arts degree from the University of Pittsburgh.
Mr. Gildea brings to the Board experience in public company governance and investment experience in small-cap and industrial companies, which gives him a valuable perspective in his role as a director. His qualifications to serve as a director also include his private equity investment experience.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTOR OF EACH NOMINEE LISTED ON THE PROXY CARD.
14

AUDIT COMMITTEE REPORT
The following is the report of the Audit Committee with respect to Star Equity’s audited financial statements for the year ended December 31, 2020.
The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of Star Equity’s financial reporting, internal controls and audit functions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.
The Company maintains an auditor independence policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the Audit Committee’s express approval. The Audit Committee charter describes in greater detail the full responsibilities of the Audit Committee and is available on our website at www.starequity.com. The Audit Committee is comprised solely of independent directors as defined by Rule 5605(a)(2) of the NASDAQ listing standards.
The Audit Committee met on four occasions in 2020. The Audit Committee met privately in executive session with BDO USA, LLP (“BDO”) as part of each regular meeting and held private meetings with the Chief Financial Officer and other officers of Star throughout the year.
In accordance with the Audit Committee charter and the requirements of law, the Audit Committee pre-approves all services to be provided by Star Equity’s independent auditors, BDO. Pre-approval is required for audit services, audit-related services, tax services and other services.
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2020 with the Company’s management and BDO, the Company’s independent registered public accounting firm. The Audit Committee has also discussed with BDO the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also has received and reviewed the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO its independence from the Company.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Annual Report for filing with the SEC.

AUDIT COMMITTEE

John W. Sayward, Chairman
John W. Gildea
Michael A. Cunnion

15

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee of our Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit Committee is considering BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm. BDO has audited our financial statements since the fiscal year ended December 31, 2015. While it is not required to do so, the Audit Committee is submitting to stockholders for ratification the selection of BDO as the Company’s independent registered public accounting firm for the year ending December 31, 2021. Notwithstanding ratification of the selection of BDO to serve as the Company’s independent registered public accounting firm, the Audit Committee will be under no obligation to select BDO as the Company’s independent registered public accounting firm.
Representatives of BDO will attend the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
During the Company’s three most recent fiscal years, neither the Company nor anyone on its behalf consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).
16

Principal Accounting Fees
In connection with the audit of the 2020 financial statements, we entered into an engagement agreement with BDO that sets forth the terms by which BDO has performed audit and related professional services for us.
The following tables set forth the aggregate accounting fees paid by us to BDO for the past two fiscal years ended December 31, 2020 and 2019.

	For the years ended December 31
Type of Fee	2020	2019
	(in thousands)
Audit Fees	$733	$786
Audit-Related Fees	—	—
Tax Fees	311	139
Totals	$1,044	$925
No other accounting firm was retained to perform the identified accounting work for us. All non-audit related services in the tables above were pre-approved and/or ratified by the Audit Committee.
17

Types of Fees Explanation
Audit Fees. Audit fees were incurred for accounting services rendered for the audit of our annual consolidated financial statements and reviews of quarterly consolidated financial statements, as well as fees associated with consents for registration statement filings.
Audit-Related Fees. These fees relate to professional services not included in the Audit Fees category and include professional services related to entering into other advisory services. There were no Audit-Related Fees billed for fiscal years ended December 31, 2020 and 2019.
Tax Fees. These fees were billed to us for professional services relating to tax compliance, tax advice and tax planning.
All Other Fees. There were no other fees billed by BDO for the years 2020 and 2019 for products and services.
Audit Committee Pre-Approval of Services by Independent Registered Public Accounting Firm
The Audit Committee is granted the authority and responsibility under its charter to pre-approve all audit and non-audit services provided to the Company by its independent registered public accounting firm, including specific approval of internal control and tax-related services. In exercising this responsibility, the Audit Committee considers whether the provision of each professional accounting service is compatible with maintaining the audit firm’s independence.
Pre-approvals are detailed as to the category or professional service and when appropriate are subject to budgetary limits. Company management and the independent registered public accounting firm periodically report to the Audit Committee regarding the scope and fees for professional services provided under the pre-approval.
With respect to the professional services rendered, the Audit Committee had determined that the rendering of all non-audit services by our independent registered public accounting firm were compatible with maintaining the auditor’s independence and had pre-approved all such services.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.
18

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2020 and 2019 by (i) our principal executive officer, (ii) our two other most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers as of December 31, 2020, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the preceding clause (ii) but for the fact that the individual was not serving as an executive officer of the Company at the end of the calendar year ended December 31, 2020 (the “named executive officers”).

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3) (4)	Nonequity Incentive Plan Compensation ($)(5)	All Other Compensation ($) (6)	Total ($)
David J. Noble	2020	293,077	150,000	—	—	3,500	446,577
Chief Operating Officer and Chief Financial Officer	2019	301,154	—	200,000	191,114	3,500	695,768
Matthew G. Molchan	2020	405,619	—	—	—	3,500	409,119
President, Chief Executive Officer of Digirad Health, Inc.*	2019	416,797	—	103,800	285,662	3,500	809,759
Martin B. Shirley	2020	254,000	65,000	—	—	3,500	322,500
President, Diagnostic Imaging Solutions	2019	261,000	—	65,000	165,632	1,303	492,935
____________________
*Mr. Molchan resigned from his positions as President and Chief Executive Officer of the Company effective January 1, 2021, and assumed the additional position of Chief Executive Officer of Digirad Health Inc. effective that same day. Effective January 1, 2021, Mr. Eberwein assumed the position of Executive Chairman of the Board and as such became the Company’s principal executive officer.

(1)The base salary for each executive is initially established through negotiation at the time the executive is hired, taking into account his or her scope of responsibilities, qualifications, experience, prior salary, and competitive salary information within our industry. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of his or her sustained performance against individual goals, including leadership skills and the achievement of high ethical standards, the individual’s impact on our business and financial results, current salary in relation to the salary range designated for the job, experience, demonstrated potential for advancement, and an assessment against base salaries paid to executives for comparable jobs in the marketplace. Based on the factors discussed above, 2020 base salaries were: Mr. Noble’s 2020 base salary was set at $300,000, which represented no change from his 2018 base salary; with a 20% reduction from April 6, 2020 to May 15, 2020, the total for 2020 was $293,077; Mr. Molchan’s 2020 base salary was initially set at $415,200 from his last adjustment in February 2017, with a 20% reduction from April 6, 2020 to May 15, 2020, the total for 2020 was $405,619; Mr. Shirley’s 2020 base salary was initially set at $260,000 from his last adjustment in February 2017, with a 20% reduction from April 6, 2020 to May 15, 2020, the total for 2020 was $254,000. The differences between base and actual salary are due to pay period timing differences at year end.
(2)The 2020 Executive Incentive Plan for fiscal year ended December 31, 2020 (the “2020 Annual Plan”), which provides for discretionary bonuses, is described below in the Narrative Disclosure to Summary Compensation Table.
(3)Represents full fair value at grant date of restricted stock units (“RSUs”), including the PSUs described below, representing the right to receive, at settlement, common stock of the Company, granted to our named executive officers, computed in accordance with FASB ASC Topic 718, Stock Compensation. The full grant date fair value of an equity award is the maximum value that may be received over the vesting period if all vesting conditions are satisfied, as discussed further below. Thus, there is no assurance that the value, if any, eventually received by our executive officers will correspond to the amount shown. For information regarding assumptions made in connection with this valuation, please see Note 13. Share-Based Compensation to our consolidated financial statements found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed on March 29, 2021.
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(4)Represents the stock awards granted in 2019 as part of the Company’s executive incentive plan for that year (described below), were RSUs with performance conditions (PSUs), which vest ratably over two years subject to continued employment and achievement of the performance conditions for 2019 as determined by the Compensation Committee. No stock awards with performance conditions were granted in 2020 as part of the Company’s executive incentive plan for that year. The performance conditions for the 2019 PSUs were achieved at 100% of the Board approved budgeted EBITDA, excluding certain predetermined items, for the year ended December 31, 2019 and 2020, and the 2019 PSUs vested accordingly. The performance metrics for the 2019 performance period, and a grant date fair value for those tranches of the awards, were established by the Board and Compensation Committee on April 30, 2019. As of the grant date, the Company believed that it was probable that the performance criteria would be met and that each individual would remain employed through the date the grant would become fully vested by its terms, and accordingly, the full value of the awards as of the grant date has been included in the table above in accordance with FASB ASC 718. The performance conditions for 2019 were met. As such, the grant date fair values of the 2019 PSU awards were $0.1 million, and $0.07 million for Mr. Molchan and Mr. Shirley, respectively. The amount of PSUs vests in 2020 totaled 11,580 units. The RSU grant to Mr. Noble was made according to the terms of the Noble Employment Agreement (described below). The Company did not grant any stock awards to its named executive officers in 2020.
(5)Represents amounts earned under the Executive Incentive Plans of the Company with performance targets.
(6)Amounts shown for 2020 and 2019 include up to $2,500 matching contributions to the officers’ 401(k) retirement plans and up to $1,000 seed contribution to the executive’s Health Saving Account plans.
Narrative Disclosure to Summary Compensation Table
Base Salary. The base salary for each executive is initially established through negotiation at the time the executive is hired, taking into account his or her scope of responsibilities, qualifications, experience, prior salary, and competitive salary information within the industry. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of his or her sustained performance against individual goals, including leadership skills and the achievement of high ethical standards, the individual’s impact on the Company’s business and financial results, current salary in relation to the salary range designated for the job, experience, demonstrated potential for advancement, and an assessment against base salaries paid to executives for comparable jobs in the marketplace.
When determining the base salary component of executive compensation for 2020, the Compensation Committee considered the achievements of the executives in 2019 based on actual financial performance of the business and achievement of the goals set by the Board of Directors for the individual executive, the fiscal 2020 budget and financial performance expectations, the totality of all compensation components. After due consideration, the Compensation Committee set compensation as reflected in the Summary Compensation Table above.
Annual Incentive Bonus. Payments under the Company’s executive bonus plan are based on achieving clearly defined, short-term goals, with the 2020 Annual Plan (described below) being the exception because it only provided for discretionary bonuses. We believe that such bonuses provide incentive to achieve goals that the Company aligns with its stockholders’ interests by measuring the achievement of these goals, whenever possible, in terms of revenue, income or other financial objectives. In setting bonus levels, the Company reviews its annual business plan and financial performance objectives. After estimating the likely financial results of the business plan as submitted by management and approved by the Board of Directors, the Company sets financial threshold goals based on those estimated results primarily in terms of EBITDA. The Company sets the minimum performance thresholds that must be reached before any bonus is paid at levels that will take significant effort and skill to achieve. An executive officer’s failure to meet some or all of these personal goals can affect his or her bonus amount. The Company believes that offering significant potential income in the form of bonuses allows the Company to attract and retain executives and to align their interests with those of the Company’s stockholders.
Fiscal Year 2020.
Due to the unprecedented and unpredictable nature of the COVID-19 pandemic, the Company’s executive team was pushed to new limits and was compelled to be creative, flexible, thoughtful, proactive and diligent in implementing decisions regarding the best way to meet the needs and expectations of our customers, our employees and our vendors, and our traditional bonus measures did not encompass or reward the effort being put forth during the pandemic. As a result, the 2020 Annual Plan was made 100% discretionary and based on subjective objectives to be determined by the Board. The actual cash bonuses payable (if any) for the achievement of such objectives was determined by the Compensation Committee.
The cash bonus amounts under the 2020 Annual Plan were as follows.
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Name and Principal Position*	Percentage of Base Salary	Bonus Payout
David J. Noble, Chief Financial Officer and Chief Operating Officer	50%	$150,000
Martin B. Shirley, President, Digirad Imaging Solutions	25%	$65,000

*Mr. Molchan did not receive a discretionary cash bonus under the 2020 Annual Plan.
Equity Grants
The Company did not grant any stock awards to its named executive officers in 2020.
In connection with the adoption of the 2019 Executive Incentive Plan for fiscal year ended December 31, 2019 (the “2019 Annual Plan”), the Compensation Committee determined that, as part of a long-term retention mechanism and to incentivize the executive officers to increase the Company’s shareholder value, the following RSUs were awarded effective on May 15, 2019 (the “2019 Grant Date”), to Messrs. Molchan, Noble, and Shirley.
The RSUs granted to Messrs. Molchan and Shirley vest over two years in two equal installments, with each such installment vesting on each anniversary of the 2019 Grant Date, subject to satisfaction of certain 2019 performance criteria objectives. Each RSU grant to Messrs. Molchan and Shirley was made pursuant to and subject to the terms of the 2019 Annual Plan, the Company’s 2018 Incentive Plan, and the respective award agreement that sets forth the terms of the grant.
The RSU grant to Mr. Noble was made according to the terms of the Noble Employment Agreement (described below) and under the Company’s 2018 Incentive Plan. Mr. Noble’s RSU grant vests in three equal tranches. Mr. Noble did not receive an equity grants under the 2019 Annual Plan.

Name and Principal Position	Cash Value of the Restricted Stock Units Granted
David J. Noble, Chief Operating Officer and Chief Financial Officer	$200,000
Matthew G. Molchan, President and Chief Executive Officer of Digirad Health, Inc.	$103,800
Martin B. Shirley, President, Digirad Imaging Solutions	$65,000
Other Compensation
The Company currently maintains benefits for executive officers, that include medical, dental, vision and life insurance coverage and the ability to contribute to a 401(k) retirement plan; however, the Compensation Committee in its discretion may revise, amend or add to the officer's executive benefits if it deems it advisable. The benefits currently available to the executive officers are also available to other employees.

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Outstanding Equity Awards at Fiscal Year-End
The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2020, including the value of the stock awards.

Name			Option Awards				Stock Awards
	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David J. Noble	5/15/2019	(6)	—	—	—	—	9,146	32,834

Matthew G. Molchan	5/15/2019	(5)	—	—	—	—	7,120	25,561
	2/28/2018	(4)	—	—	—	—	2,655	9,531
	2/28/2017	(3)	—	—	—	—	1,049	3,766
	2/1/2016	(2)	4,131	—	51.20	2/1/2026	—	—
	1/29/2014	(1)	11,000	—	35.50	1/29/2021	—	—

Martin B. Shirley	5/15/2019	(5)	—	—	—	—	4,459	16,008
	2/28/2018	(4)	—	—	—	—	700	2,513
	2/28/2017	(3)	—	—	—	—	277	994
	2/1/2016	(2)	906	—	51.20	2/1/2026	—	—
	1/29/2014	(1)	4,000	—	35.50	1/29/2021	—	—
____________________

(1)33 1/3% of the total number of shares subject to option vested on the first anniversary of the grant date, and the remaining shares vested quarterly over 24 months.
(2)Scheduled to vest as to 25% of the units on each of February 1, 2017, February 1, 2018, February 1, 2019, and February 1, 2020, with vesting of 50% of each such Restricted Stock Unit tranche to be further subject to the satisfaction of certain performance criteria to be determined and approved by the Compensation Committee with respect to each such period. These units are shown net of 50% of the performance-based units that were deemed not to be earned and were canceled as of December 31, 2018.
(3)25% of the units vested on each of February 28, 2018, February 28, 2019, February 28, 2020 and February 28, 2021.
(4)25% of the units vested on each of February 1, 2019, February 1, 2020 and February 1, 2021, with the remaining shares to February 1, 2022.
(5)50% of the Restricted Stock Units vested on May 15, 2020 and the remaining shares vested 50% on May 15, 2021, with vesting of 50% of each such Restricted Stock Unit tranche subject to the satisfaction of certain performance criteria to be determined and approved by the Compensation Committee with respect to each such period.
(6)66 2/3% of the units were vested as of May 15, 2020, and the remaining one third tranche of 33 1/3% of the units vested on May 15, 2021.

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Potential Payments Upon Termination or Change of Control
David J. Noble
On October 31, 2018, the Company entered into an employment agreement with David J. Noble (the “Noble Employment Agreement”).
Pursuant to the Noble Employment Agreement, Mr. Noble can be terminated for “cause,” upon death, upon disability and without “cause.” Under the Noble Employment Agreement, termination for “cause” generally means the termination of Mr. Noble’s employment by reason of: (A) the willful failure of Mr. Noble to perform his duties and obligations in any material respect (other than any failure resulting from his disability), (B) intentional acts of dishonesty or willful misconduct by Mr. Noble with respect to the Company, (C) arrest or conviction of a felony or violation of any law involving dishonesty, disloyalty, moral turpitude, or fraud, or entry of a plea of guilty or nolo contendere to such charge, (D) Mr. Noble’s commission at any time of any act of fraud, embezzlement or willful misappropriation of material Company property, (E) repeated refusal to perform the reasonable and legal instructions of the Board, (F) willful and material breach of his obligations under any material agreement entered into between Mr. Noble and the Company or any of its affiliates, or willful and material breach of the Company’s polices or procedures which causes material damage to the Company, its business or reputation, provided that for subsections (A), (E), and (F), if the breach reasonably may be cured, Mr. Noble has been given at least thirty (30) days after his receipt of written notice of such breach from the Company to cure such breach. Termination without “cause” means termination for any reason other than death, disability, for “cause,” or for no reason at all, upon sixty (60) days’ written notice.

The Noble Employment Agreement provides for termination of Mr. Noble’s employment upon his election by voluntary resignation or termination for good reason. Termination by voluntary resignation means Mr. Noble can terminate his employment with the Company at any time and for any reason whatsoever or for no reason at all in his sole discretion upon giving sixty (60) days’ written notice. A termination for good reason means Mr. Noble can terminate his employment with the Company pursuant to the occurrence of any of the following events: (i) any material diminution in his authority, duties and responsibilities, (ii) any material reduction of his base salary, aggregate incentive compensation opportunities or aggregate benefits, unless such changes are applied to all members of the Company’s leadership team and amount to less than a 10% reduction in total, or (iii) a material breach by the Company of the Noble Employment Agreement. In addition, either the Company or Mr. Noble can deliver to the other party a written notice of non-renewal at least sixty (60) days prior to the applicable renewal date of the Noble Employment Agreement.

In the event Mr. Noble voluntarily resigns, is terminated for “cause,” is terminated upon death, or is terminated upon disability, he would be entitled to receive: (i) his then current salary accrued up to and including the date of termination or resignation, (ii) unreimbursed expenses, and (iii) any vested payment or accrued benefits under any equity or Company benefit plan (the “Accrued Obligations”). In March 2021, Mr. Noble agreed by letter that all future RSU awards under the Noble Employment Agreement would vest one-third on each of the first, second and third anniversaries of the grant date.

In the event Mr. Noble terminates his employment for good reason, his employment is terminated without “cause,” or his employment is terminated by delivery of a non-renewal notice by the Company, he would be entitled to receive: (i) the Accrued Obligations (described above), (ii) a target bonus based on the target bonus metrics used to determine actual performance at the end of the fiscal year, but prorated to reflect the number of full months worked during the fiscal year, (iii) immediate vesting of any RSUs awarded under the Noble Employment Agreement for which the performance period has not been completed as of the date of termination based on the level of achievement of the performance goals at the end of the performance period, but pro-rated based on the number of full months worked during the performance period, and (iv) immediate vesting of any RSUs awarded under the Noble Employment Agreement which are outstanding as of the date of termination. Notwithstanding the foregoing, if within twelve (12) months following a change of control (as defined in the Noble Employment Agreement), the Company terminates Mr. Noble’s employment without “cause,” he resigns from his employment with good reason, or his employment terminates due to Company’s delivery of a non-renewal notice, then the bonus payment under (ii) above shall equal the equivalent of his target bonus without proration and, in addition to (iii) and (iv) above, he shall receive (v) twelve months of his then-current base salary.

If Mr. Noble’s employment was terminated without “cause” as of December 31, 2020, he would have been entitled to receive: (i) a cash payment in the amount of $4,615, (ii) and immediate vesting of equity awards described below under the heading “Equity Awards.”

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If Mr. Noble’s employment was terminated in connection with a change of control as of December 31, 2020, he would have been entitled to receive: (i) a cash payment in the amount of $300,000, (ii) and immediate vesting of equity awards described below under the heading “Equity Awards.”
Matthew G. Molchan
On May 1, 2007, the Company entered into an employment agreement with Mr. Molchan, which agreement was amended on September 30, 2010 (as amended, the “Molchan Employment Agreement”).
Pursuant to the Molchan Employment Agreement, Mr. Molchan can be terminated for “cause” or without “cause.” Under the Molchan Employment Agreement, termination for “cause” generally means the termination of Mr. Molchan’s employment by reason of: (i) willful misconduct or gross negligence in the performance of duties in the employment agreement; (ii) willful failure or refusal to perform in the usual manner at the usual time those duties which he regularly and routinely performs in connection with the Company’s business or such other duties reasonably related to the capacity in which he is employed which may be assigned to him if such failure or refusal has not been substantially cured; (iii) performance of any material action when specifically and reasonably instructed not to do; (iv) engaging or in any manner participating in any activity which is directly competitive with or intentionally injurious to the Company; (v) commission of any fraud, or unauthorized use or appropriation for his personal use or benefit of any funds, properties or opportunities of the Company; (vii) willful or grossly negligent violation of the Code of Ethics of the Company. Termination without “cause” means the termination of Mr. Molchan’s employment without “cause” at any time without liability for any reason not specified as a termination for “cause” upon not less than thirty (30) days written notice to Mr. Molchan.

Accordingly, if Mr. Molchan is terminated for “cause” before the last day of any calendar month, he would be entitled to receive compensation for such calendar month at his then current salary prorated to the date of termination on the basis of a 30-day calendar month. He would not be entitled to receive any severance payment. If Mr. Molchan is terminated without “cause,” he would be entitled to receive (i) his then current salary and the prorated amount of any accrued but unpaid performance bonus up to and including the date of termination, and (ii) a severance payment equal to six months of his then current salary.

If Mr. Molchan’s employment was terminated without “cause” as of December 31, 2020, Mr. Molchan would be entitled to receive $290,640.

Equity awards that would have vested upon termination or change of control at December 31, 2020, are described below under the heading “Equity Awards.”
Martin B. Shirley
On January 28, 2014, the Company entered into a severance agreement with Martin B. Shirley (the “Shirley Severance Agreement”). In the event his employment with the Company is terminated without “cause” (as defined below), he would receive a severance payment in an amount equal to six months of his base salary as in effect immediately prior to his termination date. In the event Mr. Shirley’s employment with the Company is terminated for “cause” or if he voluntarily terminates his employment with the Company, he will not be entitled to receive a severance payment. Assuming that Mr. Shirley’s employment was terminated without “cause” as of December 31, 2020, he would have been entitled to receive severance payments of $130,000.

Under the Shirley Severance Agreement, “cause” generally includes the occurrence of any of the following events: (i) the willful and deliberate failure to perform assigned duties or responsibilities to the Company or the lawful directions of his supervisor after notice from the Company describing his failure to perform such duties or responsibilities and a reasonable time to cure such failure; (ii) engaging in any act of dishonesty, fraud or misrepresentation in connection with his duties; (iii) a willful act constituting gross misconduct that is materially injurious to the Company; (iv) any act of embezzlement against the Company; (v) the breach of any confidentiality agreement or invention assignment agreement or any other written agreement with the Company; or (vi) his indictment for or conviction of, or entering a plea of nolo contendere to, a felony.

Equity awards that would have vested upon termination or change of control at December 31, 2020, are described below under the heading “Equity Awards.”
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Equity Awards
The equity agreements of our named executive officers provide that, in case of a change of control of the Company, all equity instruments then outstanding but neither assumed nor replaced by the successor entity shall vest immediately upon the change of control event. Further, if an executive’s employment is terminated without cause within twelve (12) months of the change of control, all equity instruments then outstanding, either assumed or replaced, shall become fully vested at the time of termination. As of December 31, 2020, the value of the equity instruments of our named executive officers that would accelerate upon (i) termination without cause within twelve (12) months of a change of control in which stock options and restricted stock units are assumed or replaced by the successor entity, or (ii) a change of control in which the outstanding stock options and restricted stock units are neither assumed or replaced by the successor entity, would be as follows based on the difference between the closing price on the last trading day of the year of $3.59 per share and the exercise price of the respective options, and with regard to restricted stock units, based solely on the closing price on the last trading day of the year of $3.59:

Name	Option Value as of December 31, 2020	Stock Award Value as of December 31, 2020
David J. Noble	$—	$32,834
Matthew G. Molchan	$—	$38,858
Martin B. Shirley	$—	$19,515
Securities Authorized for Issuance Under Equity Compensation Plans

	Equity Compensation Plan Information
	As of December 31, 2020
	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
Plan Category	(a)		(b)(2)	(c)
Equity compensation plans approved by security holders	116,013	(1)	$20.93	368,334	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	116,013		$20.93	368,334
____________________
(1) This amount includes the following:
•35,371 shares issuable upon the exercise of outstanding stock options under the Company’s 2004 Stock Incentive 7 Year Plan, the 2004 Stock Incentive Plan, and the 2014 Equity Incentive Award Plan (the “2014 Incentive Plan”), with a weighted-average exercise price of $36.83.
•47,317 RSUs granted under the 2014 Incentive Plan and 2018 Incentive Plan.
•33,325 PSUs granted under the 2018 Incentive Plan. Outstanding performance-based PSUs met the target in 2019.
(2)The 2014 Incentive Plan and 2018 Incentive Plan RSUs and PSUs have been excluded from the computation of the weighted-average exercise price since these awards have no exercise price.
(3)This amount represents the number of shares available for issuance pursuant to stock options and other awards that could be granted in the future under the 2018 Incentive Plan, as amended July 31, 2020 in order to increase the number of shares authorized for issuance thereunder. The 2018 Incentive Plan allows for issuance of up to the sum of (i) 450,000 shares, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under the 2014 Incentive Plan as of April 27, 2018, plus (iii) the number of shares that, after April 27, 2018, would again become available for issuance pursuant to the reserved share replenishment provisions of the 2014 Incentive Plan as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares (the shares described in clauses (ii) and (iii) of this sentence, the “Carryover Shares”). As of December 31, 2020, there were 59,620 Carryover Shares.
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COMPENSATION OF DIRECTORS
Cash Retainer Compensation
Non-employee members of our Board of Directors are paid an annual cash retainer for their service, with additional compensation for being the chairperson of the Board, serving on a committee of the Board of Directors and chairing a committee of the Board of Directors. Payments are made quarterly.
The compensation paid to the members of the Board of Directors is indicated in the chart below:

2020 Director Cash Compensation
Director Annual Retainer (all) (1)	$36,000
Additional Annual Retainer to Chairperson	$15,000
Additional Annual Retainer to Audit Committee Chairperson	$14,500
Additional Annual Retainer to Compensation Committee Chairperson	$5,000
Additional Annual Retainer to Corporate Governance Committee Chairperson	$5,000
Additional Annual Retainer to Strategic Advisory Committee Chairperson (2)	$5,000
Additional Annual Retainer to Audit Committee Member	$4,000
Additional Annual Retainer to Compensation Committee Member	$4,000
Additional Annual Retainer to Corporate Governance Committee Member	$4,000
Additional Annual Retainer to Strategic Advisory Committee Member (2)	$4,000
(1)In April 2020, the Board of Directors elected to receive, all future payments of annual retainer amounts in Company RSUs in lieu of cash, the “Retainer Awards”. All other committee payments, committee chairmanship fees and Board chairmanship fees continue to be paid in cash for the remainder of 2020. In March 2021, the Compensation Committee of the Board elected that all directors receive all committee related compensation in the form of RSUs, unless the director makes a timely one-time election to receive cash for the applicable year.
(2)The Strategic Advisory Committee was dissolved in April 2020.

For the sake of clarity, in fiscal year ended December 31, 2020, each of the Audit Committee, the Compensation Committee, the Corporate Governance Committee, and the Strategic Advisory Committee chairpersons only received an amount equal to the chairperson fee set forth in the table above and not the chairperson fee plus the member fee.

The single employee director of our Board of Directors, Mr. Molchan, the President and Chief Executive Officer of Digirad Health and our former President and Chief Executive Officer, does not receive additional compensation for his service on our Board of Directors.
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Equity Compensation
Equity compensation awards, and the amount of such awards, to non-employee members of our Board are at the discretion of the Compensation Committee of our Board. Historically, such awards have been in the form of RSUs and the Compensation Committee generally set the amount of those awards at a fair market value equal to the annual cash retainer received by non-employee members of our Board. In April, 2020, the Compensation Committee approved the Board’s transition from quarterly cash retainer payments to quarterly equity awards for non-employee directors. In August, 2020, the Compensation Committee approved increasing the annual grant from 1,250 RSUs to 12,000 RSUs, with cliff vesting of one year from Grant Date, subject to the recipient continuing to be a service provider through vesting date and subject to Board approval of such grant. We believe that equity compensation helps to further align the interests of our directors with those of our stockholders because the value of directors’ share ownership will rise and fall with that of our other stockholders. In March 2021, the Compensation Committee of the Board elected to end the separate annual equity awards described above and to instead increase the size of the Retainer Awards to quarterly awards of RSUs having a fair market value (as defined in the 2018 Plan) of $18,000 each.
Non-Employee Director Compensation Table
The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the non-employee members of our Board of Directors for the fiscal year ended December 31, 2020.

Name	Fees Paid in Cash ($)	Stock Awards ($) (5)	All Other Compensation ($)	Total ($)
Jeffrey E. Eberwein	27,333	60,718	—	88,051
Dimitrios J. Angelis (1)	17,250	9,000	—	26,250
John M. Climaco (2)	11,250	—	—	11,250
Michael A. Cunnion (3)	19,667	60,718	—	80,385
John W. Sayward (4)	29,167	60,718	—	89,885
Mitchell I. Quain	20,083	60,718	—	80,801
____________________
(1)Mr. Angelis did not stand for re-election to the Board of Directors at the Annual Meeting of Stockholders held on July 31, 2020 (the “2020 Annual Meeting”), and ceased to be a member of the Board on such date.
(2)On April 6, 2020, Mr. Climaco resigned from the Board of Directors of the Company and all committees of the Board of Directors effective as of such date.
(3)Mr. Cunnion holds, in addition to the stock awards noted in the table, outstanding options to purchase an aggregate of 8,000 shares of our common stock at December 31, 2020.
(4)Mr. Sayward holds, in addition to the stock awards noted in the table, outstanding options to purchase an aggregate of 6,000 shares of our common stock at December 31, 2020.
(5)Represents full fair value at grant date of restricted stock units granted to our directors, computed in accordance with FASB ASC Topic 718.
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PROPOSAL 3:
ADVISORY (NON-BINDING) STOCKHOLDER APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to provide advisory (non-binding) approval of the compensation of our named executive officers, as we have described it in the “Executive Compensation” section of this Proxy Statement. Although this vote, commonly referred to as “say-on-pay,” is advisory, and not binding on our Company, it will provide information to our management and the Compensation Committee regarding investor opinion about our executive compensation practices and policies, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of 2021 and beyond.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:
“RESOLVED, that the holders of shares of common stock approve, on an advisory basis, the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC. However, as this is an advisory vote, the result will not be binding on our Board of Directors or the Company.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.
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BACKGROUND TO THE RIGHTS PLAN PROPOSAL AND PROTECTIVE AMENDMENT PROPOSAL (TOGETHER, THE “NOL PROTECTION PROPOSALS”)
Our past operations generated significant net operating losses and other tax benefits (collectively, "NOLs"). Under federal tax laws, for NOLs arising in tax years ending before January 1, 2018, we generally can use any such NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they "expire" for such purposes. Until they expire, we can "carry forward" NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. For NOLs arising in tax years beginning after December 31, 2017, we generally can use any such NOLs and certain related tax credits to reduce ordinary income tax paid on our future taxable income indefinitely, however, any such NOLs cannot be used to reduce ordinary income tax paid in prior tax years. In addition, the deduction for NOLs arising in tax years beginning after December 31, 2017 is limited to 80 percent of our taxable income for any tax year (computed without regard to the NOL deduction). As of December 31, 2017, we had approximately $89.2 million in federal NOLs, all of which arose in tax years ending before January 1, 2018 (our “Current NOLs”). While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.
Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an "ownership change," as determined under Section 382 ("Section 382") of the Internal Revenue Code of 1986, as amended (the "Code"). Under Section 382, an "ownership change" occurs if one or more stockholders or groups of stockholders that is each deemed to own at least 5% of our common stock increases their aggregate ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.
If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our Current NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our Current NOLs are fully-utilized or expire.
After careful consideration, our Board of Directors determined that the most effective way to protect the significant potential long-term tax benefits presented by our NOLs is (i) to adopt the Amended Tax Benefit Preservation Plan, dated as of June 2, 2021 (the “Rights Plan”) and (ii) to approve the Protective Amendment, a Certificate of Amendment to the provisions of the Company's Restated Certificate of Incorporation designed to protect the tax benefits of the Company's net operating loss carryforwards.
The Rights Plan was adopted by the Board on June 2, 2021. Proposal 4 is an opportunity for stockholders to approve the decision of the Board to adopt the Rights Plan through June 2, 2024. Without stockholder approval, the Rights Plan will expire 5:00 p.m., New York time, on the date that the votes of the stockholders of the Company, with respect to the Company’s 2021 Annual Meeting of Stockholders are certified, unless the continuation of the Rights Plan is approved by the affirmative vote of the majority of shares of the Company's common stock present in person or represented by proxy at Company’s 2021 Annual Meeting of Stockholders (or any adjournment or postponement thereof).
The Rights Plan is intended preserve the value of the Company’s significant NOLs and other tax benefits. The Company’s ability to utilize its NOLs may be substantially limited if the Company experiences an “ownership change” within the meaning of Section 382 of the Code. In general, an “ownership change” would occur if the percentage of the Company’s ownership by one or more “5-percent stockholders” (as defined in the Code) increases by more than 50 percent over the lowest percentage owned by such stockholders at any time during the prior three years. The Rights Plan is designed to preserve the Company’s tax benefits by deterring transfers of Common Stock that could result in an “ownership change” under Section 382. The Board believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the tax benefits by adopting the Rights Plan.
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The Protective Amendment, like the Rights Plan, is designed to prevent certain transfers of our securities that could result in an ownership change, and is described below and the complete text of the Protective Amendment is attached as Annex B to this Proxy Statement. The Protective Amendment will not be put into effect unless and until it is approved by stockholders at the Annual Meeting. Even if approved by our stockholders, the Board of Directors retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.
Our Board of Directors urges stockholders to read the NOL Protection Proposals and the items discussed below under the heading "Certain Considerations Related to the NOL Protection Proposals" and the complete text of the Rights Plan and the Protective Amendment, which are attached as Annex A and Annex B, respectively, to this Proxy Statement. It is important to note that these measures do not offer a complete solution and that an ownership change may occur even if the NOL Protection Proposals are approved by stockholders. There may be limitations on the enforceability of the Protective Amendment against stockholders who do not vote to approve it that may allow an ownership change to occur. The limitations are described in more detail below. The Board believes that the adoption of these measures appropriate and that they will serve as an important tool to help prevent an ownership change that could substantially reduce or eliminate the significant potential long-term tax benefits presented by our NOLs. Accordingly, the Board of Directors recommends that stockholders approve the NOL Protection Proposals.

PROPOSAL 4: RIGHTS PLAN
Introduction
On June 2, 2021, the Board adopted the Rights Plan. This proposal is an opportunity for stockholders to approve the decision of the Board to adopt the Rights Plan through June 2, 2024. Without stockholder approval, the Rights Plan will expire 5:00 p.m., New York time, on the date that the votes of the stockholders of the Company, with respect to the Company’s 2021 Annual Meeting of Stockholders are certified, unless the continuation of the Rights Plan is approved by the affirmative vote of the majority of shares of the Company's common stock present in person or represented by proxy at Company’s 2021 Annual Meeting of Stockholders (or any adjournment or postponement thereof).
The Rights Plan is intended to act as a deterrent to any person acquiring shares of the Company's common stock equal to or exceeding 4.99% of the Company's common stock, or any existing holder of 4.99% or more of the Company's common stock acquiring additional shares, by substantially diluting the ownership interest of any such stockholder unless the stockholder obtains an exemption from the Board. In general terms, the Rights Plan imposes a significant penalty upon any person or group that acquires beneficial ownership (as defined under the Rights Plan) of 4.99% or more of the Company’s outstanding common stock without the prior approval of the Board (an “Acquiring Person”). Any Rights (as defined below) held by an Acquiring Person are null and void and may not be exercised. This would protect the Company’s tax benefits because changes in ownership by a person owning less than 4.99% of the Company's common stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board has established procedures to consider requests to exempt certain acquisitions of the Company's securities from the Rights Plan if the Board determines that doing so would not limit or impair the availability of the tax benefits or is otherwise in the best interests of the Company. Please review the information about the Rights Plan below, including without limitation, Certain Considerations Relating to the NOL Protection Proposals. The Board believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the tax benefits by adopting the Rights Plan.

Plan Summary
The following is a summary of the terms of the Rights Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, a copy of which is attached as Annex A to this Proxy Statement.
The Rights. On June 2, 2021, the Board declared a dividend to the Company’s stockholders of record as of the close of business on June 14, 2021 (the “Record Date”), for each outstanding share of the Company’s common stock, of one right (a “Right”) to purchase one one-thousandth of a share of a new series of participating preferred stock of the Company. The terms of the Rights are set forth in the Rights Plan.
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If the Rights become exercisable, each Right would allow its holder to purchase from the Company one one-thousandth of a share of the Company’s Series C Participating Preferred Stock (“Series C Preferred Stock”) for a purchase price of $12.00. Each fractional share of Series C Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of common stock. The Series C Preferred Stock rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company’s preferred stock and rank senior to the common stock as to such matters. Prior to exercise, however, a Right does not give its holder any dividend, voting or liquidation rights.
Exercisability. The Rights will not be exercisable until the earlier of:
a.10 days after a public announcement by the Company that a person or group has become an Acquiring Person; and
b.10 business days (or a later date determined by the Board) after a person or group begins a tender or an exchange offer that, if completed, would result in that person or group becoming an Acquiring Person.
Until the date that the Rights become exercisable (the “Distribution Date”), common stock certificates will also evidence the Rights and will contain a notation to that effect. Any transfer of shares of common stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, the Rights will separate from the common stock and be evidenced by Right certificates, which the Company will mail to all holders of Rights that have not become void.
After the Distribution Date, if a person or group already is or becomes an Acquiring Person, all holders of Rights, except the Acquiring Person, may exercise their Rights upon payment of the purchase price to purchase shares of common stock (or other securities or assets as determined by the Board) with a market value of two times the purchase price (a “Flip-in Event”).
After the Distribution Date, if a Flip-in Event has already occurred and the Company is acquired in a merger or similar transaction, all holders of Rights, except the Acquiring Person, may exercise their Rights upon payment of the purchase price, to purchase shares of the acquiring or other appropriate entity with a market value of two times the purchase price of the Rights.
Rights may be exercised to purchase Series C Preferred Stock only after the Distribution Date occurs and prior to the occurrence of a Flip-in Event as described above. A Distribution Date resulting from the commencement of a tender offer or an exchange offer as described in the second bullet point above could precede the occurrence of a Flip-in Event, in which case the Rights could be exercised to purchase Series C Preferred Stock. A Distribution Date resulting from any occurrence described in the first bullet point above would necessarily follow the occurrence of a Flip-in Event, in which case the Rights could be exercised to purchase shares of common stock (or other securities or assets) as described above.
Exempted Persons and Exempted Transactions. The Board recognizes that there may be instances when an acquisition of common stock that would cause a stockholder to become an Acquiring Person may not jeopardize the availability of the Company’s tax benefits or would otherwise be in the best interests of the Company. Accordingly, the Rights Plan grants discretion to the Board to designate a person as an “Exempt Person” or to designate a transaction involving common stock as an “Exempt Transaction.” An “Exempt Person” cannot become an Acquiring Person under the Rights Plan. The Board can revoke an “Exempt Person” designation if it subsequently makes a contrary determination regarding whether a transaction by such person may jeopardize the availability of the Company’s tax benefits.
Expiration. The Rights will expire on the earliest of (i) June 2, 2024, which is the third anniversary of the date on which the Board authorized and declared a dividend of the Rights, or such earlier date as of which the Board determines that the Rights Plan is no longer necessary for the preservation of the Company’s tax benefits, (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, (iv) the effective time of the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Plan is no longer necessary for the preservation of the Company’s tax benefits, (v) the first day of a taxable year to which the Board determines that no NOLs or other tax benefits may be carried forward, and (vi) the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if stockholder approval of the Rights Plan has not been obtained prior to that date.
Redemption. The Board may redeem all (but not less than all) of the Rights for a redemption price of $0.0001 per Right at any time before a person or group has become an Acquiring Person. Once the Rights are redeemed, the right to exercise the Rights will terminate, and the only right of the holders of such Rights will be to receive the redemption price. The redemption price will be adjusted if the Company declares a stock split or issues a stock dividend on common stock.
Exchange. At any time after a person or group has become an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding common stock, the Board may exchange each Right (other than Rights that have become void) for two shares of common stock or an equivalent security.
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Anti-Dilution Provisions. The Board may adjust the purchase price of the Series C Preferred Stock, the number of shares of Series C Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of the Series C Preferred Stock or common stock. No adjustments to the purchase price of less than one percent will be made.
Amendments. Before the time a person or group has become an Acquiring Person, the Board may amend or supplement the Rights Plan without the consent of the holders of the Rights, except that no amendment may decrease the redemption price below $0.0001 per Right. At any time thereafter, the Board may amend or supplement the Rights Plan to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Rights Plan, but after a person or group has become an Acquiring Person, only to the extent that those changes do not impair or adversely affect the interests of the holders of Rights and do not result in the Rights again becoming redeemable. The limitations on the Board’s ability to amend the Rights Plan does not affect the Board’s power or ability to take any other action that is consistent with its fiduciary duties, including, without limitation, accelerating or extending the expiration date of the Rights, or making any amendment to the Rights Agreement that is permitted by the Rights Plan or adopting a new rights agreement with such terms as the Board determines in its sole discretion to be appropriate.

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PROPOSAL 5: APPROVAL OF PROTECTIVE AMENDMENT
For the reasons discussed above under "Background to the Rights Plan Proposal and the Protective Amendment Proposal (together, the “NOL Protection Proposals”)," our Board of Directors recommends that stockholders adopt the Protective Amendment, an amendment to our Restated Certificate of Incorporation. The Protective Amendment is designed to prevent certain transfers of our common stock that could result in an ownership change under Section 382, and, therefore, significantly impair the value of our NOLs. The Board believes it is in our and our stockholders’ best interests to adopt the Protective Amendment to help continue to protect our NOLs.
The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99% of our common stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. Our Board of Directors has adopted resolutions approving and declaring the advisability of amending our Restated Certificate of Incorporation as described below, and the complete text of the Protective Amendment is attached as Annex B to this Proxy Statement. However, in order for the Protective Amendment to be implemented, it first must be approved by our stockholders at the Annual Meeting.
The Protective Amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we would expect to do as soon as practicable after the Protective Amendment is approved by our stockholders. Even if approved by the stockholders, the Board of Directors retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.
Description of the Protective Amendment
The following description of the Protective Amendment is qualified in its entirety by reference to the complete text of the Protective Amendment, which is attached as Annex B to this Proxy Statement. Please read the Protective Amendment in its entirety, as the discussion below is only a summary.
Prohibited Transfers. The Protective Amendment generally restricts any direct or indirect transfer (such as transfers of our common stock that result from the transfer of interests in other entities that own our common stock) of Company securities if the effect would be to:
• increase the direct, indirect or constructive ownership of our common stock by any Person (as defined below) from less than 4.99% to 4.99% or more of our common stock; or
• increase the percentage of our common stock owned directly, indirectly or constructively by a Person owning or deemed to own 4.99% or more of our common stock.
"Person" means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such "Persons" having a formal or informal understanding among themselves to make a "coordinated acquisition" of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an "entity" within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group.
Restricted transfers include sales to Persons whose resulting percentage ownership (directly, indirectly or constructively) of our common stock would exceed the 4.99% thresholds discussed above, or to Persons whose direct, indirect or constructive ownership of our common stock would by attribution cause another Person to exceed such threshold. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) apply in determining whether a Person is a 4.99% stockholder under the Protective Amendment. A transfer from one member of a "public group" (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our common stock owned directly, indirectly or constructively by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we are entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our common stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person’s direct, indirect and constructive ownership of our common stock.
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These transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock, or prohibit ownership (thus requiring dispositions) of our common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly, indirectly or constructively, owns our common stock. The transfer restrictions also apply to proscribe the creation or transfer of certain "options" (which are broadly defined by Section 382) with respect to our common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.
Consequences of Prohibited Transfers. Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this Proxy Statement, our common stock purportedly acquired in violation of the Protective Amendment is referred to as "excess stock."
In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).
To the extent permitted by law, any stockholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.
With respect to any transfer of common stock that does not involve a transfer of our securities within the meaning of Delaware law but that would cause a person to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our securities is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.
Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by our stockholders into the market, the Protective Amendment permits otherwise prohibited transfers of our common stock where the transferee is a public group.
In addition, our Board of Directors will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests. If our Board of Directors decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, our Board of Directors may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board of Directors may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by our Board of Directors (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of our NOLs under Section 382. If our Board of Directors decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.
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In the event of a change in law, our Board of Directors will be authorized to modify the applicable allowable percentage ownership interest (currently 4.99%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board of Directors determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve our NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.
Our Board of Directors may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of securities would jeopardize our ability to use our NOLs.
Implementation and Expiration of the Protective Amendment
If our stockholders approve the Protective Amendment, we intend to file the Protective Amendment promptly with the Secretary of State of the State of Delaware, whereupon the Protective Amendment will become effective. We intend to enforce the restrictions in the Protective Amendment immediately thereafter to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.
Even if our stockholders approve the Protective Amendment, the Board of Directors retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.
The Protective Amendment would expire on the earliest of (i) October 15, 2024, (ii) our Board of Director’s determination that the Protective Amendment is no longer necessary for the preservation of our NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which our Board of Directors determines that none of our NOLs may be carried forward and (iv) such date as our Board of Directors otherwise determines that the Protective Amendment is no longer necessary for the preservation of our NOLs. Our Board of Directors may also accelerate the expiration date of the Protective Amendment in the event of a change in the law if our Board of Directors has determined that the continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of our NOLs or such action is otherwise reasonably necessary or advisable.
Effectiveness and Enforceability
Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:
• The Board can permit a transfer to an acquirer that results in or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.
• A court could find that part or all of the Protective Amendment is not enforceable, either in general or as applied to a particular stockholder or fact situation. Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.
• Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective.
As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.
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Section 382 Ownership Change Determinations
The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:
• Each stockholder who owns less than 5% of our common stock is generally (but not always) aggregated with other such stockholders and treated as a single "5-percent stockholder" for purposes of Section 382. Transactions in the public markets among such stockholders are generally (but not always) excluded from the Section 382 calculation.
• There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 "5-percent stockholders." Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.
• Acquisitions by a person that cause the person to become a Section 382 "5-percent stockholder" generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.
• Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.
Our redemption or buyback of our common stock will increase the ownership of any Section 382 "5-percent stockholders" (including groups of stockholders who are not individually 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 "5-percent stockholder," resulting in a 5% (or more) change in ownership.

CERTAIN CONSIDERATIONS RELATED TO THE NOL PROTECTION PROPOSALS
Our Board of Directors believes that attempting to protect the tax benefits of our NOLs as described above under "Background to the Rights Plan Proposal and Protective Amendment Proposal (together, the “NOL Protection Proposals”)" is in our and our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the NOL Protection Proposals are approved. Please consider the items discussed below in voting on Proposal 4 and Proposal 5.
The Internal Revenue Service ("IRS") could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.
The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Rights Plan and/or Protective Amendment are in place.
Continued Risk of Ownership Change
Although the NOL Protection Proposals are intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all direct and indirect transfers of our common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the restrictions on acquisition of our common stock contained in the Rights Plan and Protective Amendment will be enforceable against all our stockholders, and they may be subject to challenge on equitable grounds, as discussed above.
Potential Effects on Liquidity
The Rights Plan and Protective Amendment restrict a stockholder’s ability to acquire, directly, indirectly or constructively, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the Rights Plan and/or the Protective Amendment upon actions taken by persons related to, or affiliated with, such stockholder. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our common stock approaches the restricted levels.
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Potential Impact on Value
Our Board of Directors intends to include a legend reflecting the transfer restrictions included in the Rights Plan and the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not choose to purchase our common stock, the Rights Plan and the Protective Amendment could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs.
Potential Anti-Takeover Impact
The reason our Board of Directors approved the NOL Protection Proposals is to continue to protect the significant potential long-term tax benefits presented by our NOLs. The NOL Protection Proposals are not intended to prevent a takeover of the Company. However, the NOL Protection Proposals, if approved by our stockholders, could be deemed to have an anti-takeover effect because, among other things, they will restrict the ability of a person, entity or group to accumulate more than 4.99% of our common stock and the ability of persons, entities or groups now owning more than 4.99% of our common stock to acquire additional shares of our common stock without the approval of our Board of Directors for an additional three years. Accordingly, the overall effects of the NOL Protection Proposals, if approved by our stockholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.
Effect of the NOL Protection Proposals If You Vote For Them and Already Directly, Indirectly or Constructively Own More Than 4.99% of our common stock
If you already own more than 4.99% of our common stock, you would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our common stock or create a new holder of 4.99% or more of our common stock. You will also be able to transfer your shares of our common stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the NOL Protection Proposals’ transfer restrictions.
Effect of the NOL Protection Proposals If You Vote For Them and Directly, Indirectly or Constructively Own Less Than 4.99% of our common stock
The NOL Protection Proposals will apply to you, but, so long as you own less than 4.99% of our common stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our common stock.
Effect of the Protective Amendment If You Vote Against It
Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RIGHTS PLAN (PROPOSAL 4) AND THE PROTECTIVE AMENDMENT (PROPOSAL 5).
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RELATED PERSON TRANSACTIONS AND DELINQUENT SECTION 16(A) REPORTS
Certain Relationships and Related Transactions
Eberwein Guarantees
SNB
On March 29, 2019, in connection with the Company’s entry into the SNB Loan Agreement, Mr. Eberwein, the Executive Chairman of the Company’s board of directors, entered into the Limited Guaranty Agreement (the SNB Eberwein Guaranty) with SNB pursuant to which he guaranteed to SNB the prompt performance of all the Borrowers’ obligations to SNB under the SNB Loan Agreement, including the full payment of all indebtedness owing by Borrowers to SNB under or in connection with the SNB Loan Agreement and related SNB Credit Facility documents. Mr. Eberwein’s obligations under the SNB Eberwein Guaranty are limited in the aggregate to the amount of (a) $1.5 million, plus (b) reasonable costs and expenses of SNB incurred in connection with the SNB Eberwein Guaranty. Mr. Eberwein’s obligations under the SNB Eberwein Guaranty terminate upon the Company and SNB Borrowers achieving certain milestones set forth therein.
Gerber
On March 5, 2020, contemporaneously with the execution and delivery of the First EBGL Amendment, Mr. Eberwein, the Executive Chairman of the Company’s board of directors, executed and delivered a Guaranty (the EBGL Eberwein Guaranty) to Gerber pursuant to which he guaranteed the performance of all the EBGL Borrowers’ obligations to Gerber under the EBGL Loan Agreement, including the full payment of all indebtedness owing by the EBGL Borrowers to Gerber under or in connection with the EBGL Loan Agreement and related financing documents. Mr. Eberwein’s obligations under the EBGL Eberwein Guaranty were limited in the aggregate to the amount of (a) $0.5 million, plus (b) costs of Gerber incidental to the enforcement of the EBGL Eberwein Guaranty or any guaranteed obligations.
On February 26, 2021, the Third EBGL Amendment discharged the EBGL Eberwein Guaranty and removed Mr. Eberwein as an ancillary guarantor from the EBGL Loan Agreement. On February 26, 2021, the Third Star Amendment discharged the $2.5 million Gerber Eberwein Guaranty.
Premier
As a condition to the Premier Loan Agreement, Mr. Eberwein entered into a guaranty in favor of Premier, absolutely and unconditionally guaranteeing all of the borrowers’ obligations thereunder. As of June 30, 2021, all obligations under the Premier Loan Agreement have been repaid in full and no amount remains outstanding.
Premier Participation
Pursuant to a certain Participation Agreement by and between Mr. Eberwein and Premier, which was signed on March 31, 2020 and was effective as of March 26, 2020, Mr. Eberwein purchased a ratable participation in, and assumed a ratable part of, the aggregate maximum principal amount of the outstanding balance of the loan under the Premier Loan Agreement in the amount of $0.3 million. This participation amount has been repaid.
ATRM
Jeffrey E. Eberwein, the Executive Chairman of our board of directors is also the Chief Executive Officer of Lone Star Value Management, LLC (“LSVM”), which is the investment manager of Lone Star Value Investors, LP (“LSVI”) and Lone Star Value Co-Invest I, LP (“LSV Co-Invest I”). Mr. Eberwein is also the sole manager of Lone Star Value Investors GP, LLC (“LSV GP”), the general partner of LSVI and LSV Co-Invest I, and is the sole owner of LSV Co-Invest I. LSVM was a wholly owned subsidiary of ATRM on the ATRM Acquisition Date (see Acquisition of LSVM below). Prior to the closing of the ATRM Merger, Mr. Eberwein was also Chairman of the board of directors of ATRM. On October 25, 2019, ATRM distributed its interest in LSVM to Star Equity, resulting in LSVM becoming a wholly owned direct subsidiary of Star Equity.
Prior to the closing of the ATRM Merger, Mr. Eberwein and his affiliates owned approximately 4.3% of the outstanding Company common stock and 17.4% of the outstanding ATRM common stock. In addition, LSVI owned 222,577 shares of ATRM’s 10.0% Series B Cumulative Preferred Stock (the “ATRM Preferred Stock”) and another 374,562 shares of ATRM Preferred Stock were owned directly by LSV Co-Invest I. Through these relationships and other relationships with affiliated entities, Mr. Eberwein may be deemed the beneficial owner of the securities owned by LSVI and LSV Co-Invest I. Mr. Eberwein disclaimed beneficial ownership of ATRM Preferred Stock, except to the extent of his pecuniary interest therein. At the effective time of the ATRM Merger, (i) each share of ATRM common stock converted into the right to receive three one-hundredths (0.03) of a share of Company Preferred Stock and (ii) each share of ATRM Preferred Stock converted into the right to receive two and one-half (2.5) shares of Company Preferred Stock.
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As of June 30, 2021, Mr. Eberwein owned approximately 3.5% of the outstanding Star Equity common stock. In addition, as of June 30, 2021, Mr. Eberwein owned 1,310,036 shares of Company Preferred Stock. Mr. Eberwein as the CEO of LSVM, which is the investment advisor of LSVI, and as the sole manager of LSV GP, which is the general partner of LSVI Mr. Eberwein may be deemed the beneficial owner of the securities held by LSVI. Mr. Eberwein disclaims beneficial ownership of Company Preferred Stock, except to the extent of his pecuniary interest therein.
On July 10, 2020, Star Equity authorized LSVI to initiate a pro-rata distribution to its partners of an aggregate of 300,000 shares of Company Preferred Stock at $10 per share, which was finalized by the Company’s transfer agent on July 22, 2020 (the Distribution), which includes 114,624 shares of Company Preferred Stock consisting of (i) 113,780 shares of Company Preferred Stock received by the Jeffrey E. Eberwein Revocable Trust (the “Eberwein Trust”) as a result of the Distribution and (ii) 844 shares of Company Preferred Stock acquired by the Eberwein Trust as a result of shares of Company Preferred Stock distributable to LSV GP in the Distribution being transferred directly to the Eberwein Trust contemporaneously with the Distribution. At the time of the Distribution, the Eberwein Trust was a limited partner of LSVI and LSV GP was the general partner of LSVI. Mr. Eberwein, as the trustee of the Eberwein Trust, may be deemed to beneficially own the securities held in the Eberwein Trust. Mr. Eberwein expressly disclaims beneficial ownership of such securities held in the Eberwein Trust except to the extent of his pecuniary interest therein. Mr. Eberwein, by virtue of his position as the manager and sole beneficial owner of LSV GP, the general partner of LSVI, may be deemed to beneficially own the securities owned by LSVI and LSV GP. Mr. Eberwein expressly disclaims beneficial ownership of such securities owned by LSVI and the securities owned by LSV GP, except to the extent of his pecuniary interest therein.
Private Placement
Immediately prior to the closing of the ATRM Merger, the Company issued 300,000 shares of Company Preferred Stock in a private placement (the “Private Placement”) to LSVI for a price of $10.00 per share for total proceeds to the Company of $3.0 million.
At the closing of the Private Placement, the Company and LSVI entered into a Registration Rights Agreement.
On September 17, 2020, in connection with satisfying the Company’s obligations under the Registration Rights Agreement, the Company filed a registration statement 1,492,321 shares of Company Preferred Stock.
Put Option Agreement
In addition, prior to the effective time of the ATRM Merger, the Company entered into a put option purchase agreement with Mr. Eberwein, pursuant to which the Company has the right to require Mr. Eberwein to acquire up to 100,000 shares of Company Preferred Stock at a price of $10.00 per share for aggregate proceeds of up to $1.0 million at any time, in the Company’s discretion, during the 12 months following the effective time of the ATRM Merger. In March 2020, Mr. Eberwein extended the put option agreement through June 30, 2021.
ATRM Notes Payable
ATRM, had the following related party promissory notes (the “ATRM Notes”) outstanding as of March 31, 2021, which were repaid in full during April 2021 using proceeds from the DMS Sale Transaction:
(i) Unsecured promissory note (principal amount of $0.7 million payable to LSV Co-Invest I), with interest payable semi-annually at a rate of 10.0% per annum (LSV Co-Invest I may elect to receive interest in-kind at a rate of 12.0% per annum), with any unpaid principal and interest previously due on January 12, 2020 (the “January Note”). On November 13, 2019, LSV Co-Invest I extended the maturity date of the January Note from January 12, 2020, to the earlier of (i) October 1, 2020 and (ii) the date when the January Note is no longer subject to a certain Subordinate Agreement dated January 12, 2018, as amended, in favor of Gerber. As described below, in November 2020 and March 2021, Mr. Eberwein signed the second and third extension letter to extend the maturity date of the January Note.
(ii) Unsecured promissory note (principal amount of $1.2 million payable to LSV Co-Invest I), with interest payable semi-annually at a rate of 10.0% per annum (LSV Co-Invest I may elect to receive interest in-kind at a rate of 12.0% per annum), with any unpaid principal and interest previously due on June 1, 2020 (the “June Note”). On November 13, 2019 LSV Co-Invest I also extended the maturity date of the June Note from June 1, 2020, to the earlier of (i) October 1, 2020 and (ii) the date when the January Note is no longer subject to a certain Subordinate Agreement dated June 1, 2018, as amended, in favor of Gerber. As described below, in November 2020 and March 2021, Mr. Eberwein signed the second and third extension letter to extend the maturity date of the June Note.
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(iii) Unsecured promissory note (principal amount of $0.4 million payable to LSVM), with interest payable annually at a rate of 10.0% per annum (LSVM may elect to receive any interest payment entirely in-kind at a rate of 12.0% per annum), with any unpaid principal and interest previously due on November 30, 2020 (the “LSVM Note”). As described below, in November 2020, Mr. Eberwein signed the second and third extension letter to extend the maturity date of the LSVM Note.
LSVM and LSV Co-Invest I on July 17, 2019, waived any right to accelerate payment with respect to the ATRM Merger under the ATRM Notes. In March 2020, Mr. Eberwein, sole manager of LSV Co-Invest I and LSVM, provided the Company a Letter of Support of the ATRM Notes indicating that he will take no adverse action against ATRM for failure to pay the principal due on the ATRM Notes by the maturity date and intends to work with the Company and ATRM to assure the financial success of the Company. In November 2020, Mr. Eberwein signed the second extension letter to extend the maturity date of the ATRM Notes to the earlier of (i) the date that is 5 business days after the Closing Date defined within the DMS stock Purchase Agreement dated October 30, 2020 between the Company and Knob Creek Acquisition Corp. or (ii) the date when the Note is no longer subject to a certain subordinate letter agreement dated January 12, 2018, as amended in favor of Gerber. In March 2021, Mr. Eberwein signed the third extension letter to extend the maturity dates of the ATRM Notes to aforementioned two conditions or to June 30, 2022. The ATRM Notes were paid off in full in April 2021, upon the completion of DMS Sale Transaction.
Subordination Agreement
LSVM and LSV Co-Invest I were parties to subordination agreements with ATRM and Gerber pursuant to which LSVM and LSV Co-Invest I agreed to subordinate the obligations of ATRM under their unsecured promissory notes to the obligations of the borrowers to Gerber. These subordination agreements were cancelled with the execution of the eighteenth amendment to the KBS Loan Agreement and the fourth amendment to the EBGL Loan Agreement.

Delinquent Section 16(a) Reports.
Section 16(a) of the Exchange Act requires Star Equity’s directors, executive officers and holders of more than 10% of its common stock to file with the SEC reports (typically, Forms 3, 4, and/or 5) regarding their ownership and changes in ownership of Star Equity’s securities. Based solely on a review of Forms 3, 4, and 5 and amendments thereto filed with the SEC, we believe that during the fiscal year ended December 31, 2020, Star Equity’s directors, officers and 10% stockholders have complied with all applicable Section 16(a) filing requirements, other than the inadvertent late filing of one Form 4 for Michael DeBeauvernet reporting one transaction, one Form 4 for David J. Noble reporting one transaction and one Form 4 for Cannell Capital LLC reporting one transaction.
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STOCKHOLDER PROPOSALS
Stockholder proposals intended for inclusion in the proxy statement for the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) (pursuant to Rule 14a-8 promulgated under the Exchange Act) must be directed to the Corporate Secretary, Star Equity Holdings, Inc. 53 Forest Ave. Suite 101, Old Greenwich, Connecticut 06870 and must be received by December 31, 2021. Stockholder proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

In order for proposals of stockholders made outside of Rule 14a-8 promulgated under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) promulgated under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address by December 31, 2021, and must also be submitted in accordance with the requirements of our bylaws. Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, we will be permitted to use our discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2021 Annual Meeting, if we do not receive notice of a stockholder proposal on or before December 31, 2021, we will be permitted to use our discretionary voting authority as outlined above.
ANNUAL REPORT
We are concurrently sending all of our stockholders of record as of the Record Date, a copy of our 2020 Annual Report. The 2020 Annual Report contains Star Equity’s certified consolidated financial statements for the year ended December 31, 2020, including that of the Star Equity’s subsidiaries.
A copy of our 2020 Annual Report will also be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of Star Equity at such date to any person who was a beneficial owner of our common stock on the Record Date. Requests should be directed to Investor Relations, Star Equity Holdings, Inc. 53 Forest Ave. Suite 101, Old Greenwich, Connecticut 06870.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are Star Equity stockholders may be “householding” our proxy materials. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.
GENERAL
Cost of Solicitation
We have retained InvestorCom LLC to assist us in the solicitation of proxies for a fee of up to $15,000 plus out-of-pocket expenses. Our expenses related to the solicitation of proxies from stockholders this year are not anticipated to be significant, with the total cost expected to be approximately $35,000. These solicitation costs are expected to include primarily the fee payable to our proxy solicitor. To date, we have incurred approximately $7,500 of these solicitation costs.
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Other Matters
The Board of Directors is not aware of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, your shares of common stock will be voted in accordance with the best judgment of the designated proxy holders (who are identified on the enclosed proxy card).
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF HOW MANY OR HOW FEW SHARES YOU OWN. WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Directors,

/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein
Executive Chairman of the Board of Directors
Dated: September 22, 2021
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2021 ANNUAL MEETING OF STOCKHOLDERS OF

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STAR EQUITY HOLDINGS, INC.
53 Forest Ave. Suite 101,
Old Greenwich, Connecticut 06870
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints David J. Noble and Jeffrey E. Eberwein, and each of them, the proxies of the undersigned, with full power of substitution, to attend the 2021 Annual Meeting of Stockholders of Star Equity Holdings, Inc. (the “Company”) to be held on October 21, 2021 at 11:00 a.m. Eastern Daylight Time at the Company’s offices at 53 Forest Avenue, 1st Floor, Old Greenwich, CT 06870, and at any adjournments or postponements thereof, and there to vote and act upon the matters set forth on the reverse side, with all the powers the undersigned would possess if personally present.
The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Meeting and Proxy Statement and a copy of the Company’s Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2020 (the “2020 Annual Report”).
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE COMPANY’S NOMINEES IN PROPOSAL 1 AND “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 2, 3, AND 4. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: “FOR” THE COMPANY’S NOMINEES IN PROPOSAL 1 AND “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 2, 3, 4, AND 5, AND AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.
(Continued and to be signed on the reverse side)

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2021 ANNUAL MEETING OF STOCKHOLDERS OF

STAR EQUITY HOLDINGS, INC.
October 21, 2021

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at http://www.icommaterials.com/STRR

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE COMPANY’S NOMINEES IN PROPOSAL 1 AND “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 2, 3, AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1. Election of Directors:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES:				FOR	AGAINST	ABSTAIN
	O Jeffrey E. Eberwein O Michael A. Cunnion O John W. Sayward O Mitchell I. Quain O John W. Gildea		2.	The ratification of the appointment of BDO USA, LLP as the independent auditors for the fiscal year ending December 31, 2021.	☐	☐	☐

			3	The advisory (non-binding) approval of the compensation of the Company’s named executive officers.	☐	☐	☐

			4.	Approval of the Amended Tax Benefit Preservation Plan.	☐	☐	☐

			5.	Approval of a Protective Amendment to the Company’s Restated Certificate of Incorporation designed to protect the tax benefits of the Company's net operating loss carryforwards.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2020 Annual Report.

INSTRUCTIONS : To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT ” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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Rights Agreement Dated as of June 2, 2021 By and Between Star Equity Holdings, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent

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Table of Contents

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RIGHTS AGREEMENT
This Rights Agreement, dated as of June 2, 2021 (this “Agreement”), is made and entered into by and between Star Equity Holdings, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”).
RECITALS:
WHEREAS, (i) the Company has generated Tax Benefits (as hereinafter defined) for United States federal income tax purposes; (ii) the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury Regulations (as hereinafter defined) in order to preserve the ability to fully utilize such Tax Benefits; and (iii) in furtherance of such objective, the Company desires to enter into this Agreement; and
WHEREAS, on June 2, 2021, the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one right (a “Right”) in respect of each of the Company’s Common Shares (as hereinafter defined) outstanding as of the Close of Business (as hereinafter defined) on June 14, 2021 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a Preferred Share (as hereinafter defined), on the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each Common Share issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 22.
NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto hereby agree as follows:
1.    Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
(a)    “Acquiring Person” means any Person (other than the Company, any Related Person or any Exempt Person) who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares; provided, however, that (i) any Person who would otherwise constitute an Acquiring Person as of 4:00 p.m., New York City time, on the date of this Agreement (the “Effective Time”), will not be deemed to be an Acquiring Person for any purpose of this Agreement unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than (1) pursuant to any agreement or regular-way purchase order for Common Shares that is in effect on or prior to the Effective Time and consummated in accordance with its terms after the Effective Time or (2) as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares becomes an Affiliate or Associate of such Person, provided that the exclusion in this clause (i) shall cease to apply with respect to any Person at such time as such Person, together with all Affiliates and Associates of such Person, ceases to Beneficially Own 4.99% or more of the then-outstanding Common Shares, (ii) a Person will not be deemed to have become an Acquiring Person solely as a result of a reduction in the number of Common Shares outstanding unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person, and in either such case, such Person, together with all Affiliates and Associates of such Person, shall thereafter be the Beneficial Owner of 4.99% or more of the outstanding Common Shares and (iii) a Person will not be deemed to have become an Acquiring Person solely as a result of an Exempt Transaction unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person, and in either such case, such Person, together with all Affiliates and Associates of such Person, shall thereafter be the Beneficial Owner of 4.99% or more of the outstanding Common Shares. Notwithstanding the foregoing, if (1) the Board determines in good faith that a Person who would otherwise be an “Acquiring Person” as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently and (2) such Person has divested, divests as promptly as practicable or agrees in writing with the Company to divest, a sufficient number of Common Shares so that such Person is not or would no longer be an “Acquiring Person” as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.
(b)    “Affiliate” and “Associate” mean, with respect to any Person, any other Person (other than a Related Person or an Exempt Person) whose Common Shares would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with Common Shares owned by such first Person pursuant to the provisions of the Code or the Treasury Regulations, provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.
(c)    “Agreement” has the meaning set forth in the Preamble to this Agreement.
(d)    A Person will be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities:
(i)    which such Person actually owns, directly or indirectly, or would be deemed to actually or constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including any coordinated acquisition of securities by any Persons who have a formal or an informal understanding with respect to such acquisition (to the extent that ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder));
(ii)    which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act, as in effect on the date of this Agreement; provided, however, that notwithstanding anything to the contrary contained herein, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any stock options, shares, restricted shares or restricted stock units granted by the Board or a committee thereof to such Person in his or her capacity as an officer, director, employee or consultant of the Company;
(iii)    which such Person or any of such Person’s Affiliates or Associates has (A) the right or ability to vote, cause to be voted or control or direct the voting of pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) would not also then be reportable on a statement on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) whether or not in writing, the right or the obligation to become the Beneficial Owner (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, the occurrence of conditions or the satisfaction of regulatory requirements) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock-borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or an exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act until such tendered securities are accepted for purchase or exchange;
(iv)    which are Beneficially Owned (within the meaning of the preceding subsections of this Section 1(d)), directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting or disposing of any securities of the Company; or
(v)    which are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned in respect of a Derivative Position being the notional or other number of Common Shares in respect of such Derivative

Position that is specified in (A) one or more filings with the SEC by such Person or any of such Person’s Affiliates or Associates or (B) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (A) or (B) is greater), or if no such number of Common Shares is specified in such filings or documentation (or such documentation is not available to the Board), as determined by the Board in its reasonable discretion.
(e)    “Board” has the meaning set forth in the Recitals to this Agreement.
(f)    “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
(g)    “Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York City time, on the next succeeding Business Day.
(h)    “Code” has the meaning set forth in the Recitals to this Agreement.
(i)    “Common Shares”, when used with reference to the Company, means the shares of common stock, par value $0.0001 per share, of the Company; provided, however, that if the Company is the continuing or surviving corporation in a transaction described in Section 13(a)(ii), “Common Shares”, when used with reference to the Company, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of the Company. “Common Shares”, when used with reference to any corporation or other legal entity other than the Company, including an Issuer, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of such corporation or other legal entity.
(j)    “Company” has the meaning set forth in the Preamble to this Agreement.
(k)    “current market price” has the meaning set forth in Section 11(d)(i).
(l)    “Derivative Position” means any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad based market basket or index), whether or not presently exercisable, that has an exercise or a conversion privilege or a settlement payment or mechanism at a price related to the value of the Common Shares or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Common Shares and that increases in value as the market price or value of the Common Shares increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Common Shares, in each case regardless of whether (i) it conveys any voting rights in such Common Shares to any Person, (ii) it is required to be, or capable of being, settled through delivery of Common Shares or (iii) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect.

(m)    “Distribution Date” means the earlier of: (i) the Close of Business on the tenth calendar day following the Share Acquisition Date (or, if the tenth calendar day following the Share Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board) after the commencement of a tender or an exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares.
(n)    “equivalent common shares” has the meaning set forth in Section     11(a)(iii).
(o)    “equivalent preferred shares” has the meaning set forth in Section 11(a)(iii).
(p)    “Effective Time” has the meaning set forth in Section 1(a).
(q)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(r)    “Exchange Ratio” has the meaning set forth in Section 24(a).
(s)    “Exemption Request” has the meaning set forth in Section 34(a).
(t)    “Exempt Person” means a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.99% or more of the then-outstanding Common Shares will not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of any income tax benefit, and only for so long as such Person complies with any limitations or conditions required by the Board in making such determination, provided, however, that such a Person will cease to be an Exempt Person if the Board makes a contrary determination in its sole discretion with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person), regardless of the reason for such contrary determination.
(u)    “Exempt Transaction” means any transaction that the Board determines, in its sole discretion, is exempt for purposes of this Agreement.
(v)    “Exercise Value” has the meaning set forth in Section 11(a)(iii).
(w)    “Expiration Date” means the earliest of (i) the Close of Business on June 2, 2024, which is the third anniversary of the date on which the Board authorized and declared a dividend distribution of the Rights, or such earlier date as of which the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which all exercisable Rights are exchanged as provided in Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor or replacement provision if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v)

the Close of Business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, and (vi) the Close of Business on the first Business Day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if Stockholder Approval has not been obtained prior to such date.
(x)    “Flip-in Event” means the event described in Section 11(a)(ii).
(y)    “Flip-over Event” means any event described in clauses (i), (ii) or (iii) of Section 13(a).
(z)    “Issuer” has the meaning set forth in Section 13(b).
(aa)    “Person” means any individual, firm, corporation, partnership, limited liability company, limited partnership, trust or other entity, including any group thereof making a “coordinated acquisition” of shares or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and includes any successor (by merger or otherwise) of such entity, but will not include a Public Group (as such term is defined in Section 1.382.2T(f)(13) of the Treasury Regulations).
(bb)    “Preferred Shares” means shares of Series C Participating Preferred Stock, par value $0.0001 per share, of the Company having substantially the rights and preferences set forth in the form of Certificate of Designation of Series C Participating Preferred Stock attached as Exhibit A.
(cc)    “Purchase Price” means initially $12.00 per one one-thousandth of a Preferred Share, subject to adjustment from time to time as provided in this Agreement.
(dd)    “Record Date” has the meaning set forth in the Recitals to this Agreement.
(ee)    “Redemption Price” means $0.0001 per Right, subject to adjustment by resolution of the Board to reflect any stock split, stock dividend or similar transaction occurring after the Record Date.
(ff)    “Related Person” means (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan.
(gg)    “Requesting Person” has the meaning set forth in Section 34(a).
(hh)    “Right” has the meaning set forth in the Recitals to this Agreement.
(ii)    “Right Certificates” means certificates evidencing the Rights, in substantially the form attached as Exhibit B.
(jj)    “Rights Agent” means American Stock Transfer & Trust Company, LLC, unless and until a successor Rights Agent has become such pursuant to the terms of this Agreement, and thereafter, “Rights Agent” means such successor Rights Agent.

(kk)    “Securities Act” means the Securities Act of 1933, as amended.
(ll)    “SEC” means the U.S. Securities and Exchange Commission.
(mm)    “Share Acquisition Date” means the first date of public announcement by the Company or an Acquiring Person (by press release, filing made with the SEC or otherwise) that an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person.
(nn)    “Stockholder Approval” means the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding Common Shares of the Company entitled to vote (excluding the vote of any Acquiring Person) that are present in person or represented by proxy and actually voted on the proposal to approve this Agreement, at a duly called meeting of stockholders of the Company (or any adjournment or postponement thereof) at which a quorum is present.
(oo)    “Subsidiary”, when used with reference to any Person, means any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person; provided, however, that for purposes of Section 13(b), “Subsidiary”, when used with reference to any Person, means any corporation or other legal entity of which at least 20% of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.
(pp)    “Summary of Rights” has the meaning set forth in Section 3(a).
(qq)    “Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any “net unrealized built-in loss” within the meaning of Section 382 of the Code or any successor or replacement provision, of the Company or any direct or indirect subsidiary thereof.
(rr)    “Trading Day” means any day on which the principal national securities exchange or quotation system on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange or quotation system, a Business Day.
(ss)    “Treasury Regulations” means final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.
(tt)    “Triggering Event” means any Flip-in Event or Flip-over Event.
(uu)    “Trust” has the meaning set forth in Section 24(a).
(vv)    “Trust Agreement” has the meaning set forth in Section 24(a).
2.    Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions of this

Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint co-rights agents as it may deem necessary or desirable, upon 10 days’ prior written notice to the Rights Agent, setting forth the respective duties of the Rights Agent and any co-rights agent. In the event that the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent(s) shall be as the Company shall determine and the Company shall provide written notice thereof to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.
3.    Issue of Right Certificates. (a) Until the Distribution Date, (i) the Rights will be evidenced by the certificates representing Common Shares registered in the names of the record holders thereof or, in the case of uncertificated Common Shares registered in book entry form, by notation in accounts reflecting the ownership of such Common Shares (which certificates and uncertificated Common Shares, as applicable, will also be deemed to be Right Certificates), (ii) the Rights will be transferable only in connection with the transfer of the underlying Common Shares, and (iii) the transfer of any Common Shares in respect of which Rights have been issued will also constitute the transfer of the Rights associated with such Common Shares. On the Record Date, or as soon as practicable thereafter, the Company will send a copy of the Summary of Rights to Purchase Preferred Stock in substantially the form attached as Exhibit C (the “Summary of Rights”), by first-class mail, postage-prepaid or by such means as may be selected by the Company, to each record holder of Common Shares as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company or the transfer books of the transfer agent for the Common Shares. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof, together with the Summary of Rights.
(b)    Rights will be issued by the Company in respect of all Common Shares (other than Common Shares issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates evidencing such Common Shares will have stamped on, impressed on, printed on, written on, or otherwise affixed to them the following legend, or such similar legend in substantially the form as follows, as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Common Shares may from time to time be listed or quoted, or to conform to usage:
THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN STAR EQUITY HOLDINGS, INC. AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (OR ANY SUCCESSOR RIGHTS AGENT), AS RIGHTS AGENT, DATED AS OF JUNE

2, 2021 (AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF STAR EQUITY HOLDINGS, INC. THE RIGHTS ARE NOT EXERCISABLE PRIOR TO THE OCCURRENCE OF CERTAIN EVENTS AS SPECIFIED IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY BE EXCHANGED, MAY EXPIRE, MAY BE AMENDED, OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER BE EVIDENCED BY THIS CERTIFICATE. STAR EQUITY HOLDINGS, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE, PROMPTLY AFTER ITS RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.
With respect to any uncertificated Common Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. Notwithstanding the provisions of this Section, neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of Rights.
(c)    Any Right Certificate issued pursuant to this Section 3 that represents Rights Beneficially Owned by an Acquiring Person or any Associate or Affiliate thereof and any Right Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate and any Right Certificate issued pursuant to Section 6 or 11 hereof upon the transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall be subject to and contain the following legend, or such similar legend in substantially the form as follows, as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage:
THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE

CIRCUMSTANCES SPECIFIED IN SECTION 11(A)(II) OR SECTION 13 OF THE RIGHTS AGREEMENT.
(d)    As promptly as practicable after the Company has notified the Rights Agent of the occurrence of the Distribution Date as set forth herein, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (or, the Rights Agent will, if requested in writing to do so by the Company and provided with all necessary and relevant information and documentation, in form and substance reasonably satisfactory to the Rights Agent, send), by first-class, insured, postage prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for such Common Shares, a Right Certificate evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of, and after, the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing within two Business Days.
(e)    In the event that the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares will be deemed canceled and retired so that the Company will not be entitled to exercise any Rights associated with the Common Shares so purchased or acquired.
4.    Form of Right Certificates. The Right Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) will be substantially in the form attached as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon, as the Company may deem appropriate (but which will not affect the rights, duties, liabilities, protections or responsibilities of the Rights Agent hereunder) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 22, the Right Certificates, whenever issued, on their face will entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as is set forth therein at the Purchase Price set forth therein, but the Purchase Price, the number and kind of securities issuable upon the exercise of each Right and the number of Rights outstanding will be subject to adjustment as provided herein.
5.    Countersignature and Registration. (a) The Right Certificates will be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or Chief Financial Officer, either manually or by facsimile signature, and will have affixed thereto the Company’s seal or a facsimile thereof, which will be attested to by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates will be countersigned by an authorized signatory of the Rights Agent, either manually or by facsimile signature, and will not be valid for any purpose unless so countersigned. In case any officer of the Company who signed any of the Right Certificates ceases to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the

Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer. In case any authorized signatory of the Rights Agent who has countersigned any Right Certificate ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Right Certificate, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Right Certificate had not ceased to be an authorized signatory of the Rights Agent; and any Right Certificate may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Right Certificate, is properly authorized to countersign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not so authorized.
(b)    Following the Distribution Date, upon receipt by the Rights Agent of notice to that effect and all other relevant information and documentation as referred to in Section 3(d), the Rights Agent will keep or cause to be kept, at the office of the Rights Agent designated for such purpose and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any quotation system on which the Rights may from time to time be listed or quoted, books for registration and transfer of the Right Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Subject to the provisions of Sections 7(d) and 14, at any time after the Close of Business on the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates representing exercisable Rights may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Right Certificate or Right Certificates must make such request in a writing delivered to the Rights Agent and must surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose, along with a signature guarantee (if required) and such other and further documentation as the Company or the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder has properly completed and duly signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and has provided such additional evidence, as the Company or the Rights Agent may reasonably request, of the identity of the Beneficial Owner (or former Beneficial Owner), any Affiliates or Associates of such Beneficial Owner, or of any other Person with which such Beneficial Owner or any of such Beneficial Owner’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of securities of the Company. Thereupon or as promptly as practicable thereafter, subject to the provisions of Sections 7(d) and 14, the Company will prepare, execute and deliver to the Rights Agent, and the Rights Agent will countersign and deliver to the Person entitled thereto, a Right Certificate or Right Certificates, as the case may be, as so requested. Pursuant to this Agreement, the Company or the Rights Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent will not have any duty or obligation to take any action pursuant to any Section of this Agreement that requires the payment of such taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid, and the Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice.
(b)    Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, along with such other and further documentation as the Company or the Rights Agent may reasonably request, and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will prepare, execute and deliver a new Right Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
7.    Exercise of Rights; Purchase Price; Expiration Date of Rights; Partial Exercise; Information Concerning Ownership. (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date and prior to the Expiration Date, upon the surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed (with such signature duly guaranteed, if required), to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment in cash, in lawful money of the United States of America, by certified check or bank draft payable to the order of the Company, equal to the sum of (i) the exercise price for the total number of securities as to which such surrendered Rights are exercised and (ii) an amount equal to any applicable tax and/or charge required to be paid by the holder of such Right Certificate in accordance with the provisions of Section 9(d). Except for those provisions herein that expressly survive the termination of this Agreement, this Agreement shall terminate upon the earlier to occur of (x) the Expiration Date and (y) such time as all outstanding Rights have been exercised, redeemed or exchanged pursuant to the terms of this Agreement.
(b)    Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment as described above, the Rights Agent will promptly (i) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent) certificates representing the number of one one-thousandths of a Preferred Share to be purchased or, in the case of uncertificated shares or other securities, requisition from any transfer agent therefor a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests), or, if the Company elects to deposit Preferred Shares issuable upon the exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a Preferred Share as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or notices or depositary receipts, as the case may be), cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (iii) when necessary to comply with this Agreement, requisition from the Company or any transfer agent therefor (or make available, if the Rights Agent is the transfer agent) certificates representing the number of equivalent common shares (or, in the case of uncertificated shares, a notice of the number of equivalent common shares for which registration will be made on the stock transfer books of the Company) to be issued in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (iv) when necessary to comply with this Agreement, after receipt of such certificates or notices, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (v) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 14 or in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (vi) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate, and (vii) when necessary to comply with this Agreement, deliver any due bill or other instrument provided to the Rights Agent by the Company for delivery to the registered holder of such Right Certificate as provided in Section 11(l).
(c)    Except as otherwise provided herein, in case the registered holder of any Right Certificate properly exercises less than all of the Rights evidenced thereby, the Company will prepare, execute and deliver a new Right Certificate evidencing the Rights remaining unexercised and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder of such Right Certificate or to his, hers or its duly authorized assigns, subject to the provisions of Section 14.
(d)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company will be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Right Certificate pursuant to Section 6 or exercise of a Right Certificate as set forth in this Section 7 unless the registered holder of such Right Certificate has (i) properly completed and duly executed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Right Certificate surrendered for such transfer, split up, combination, exchange or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may reasonably request.
8.    Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange will, if surrendered to the Company or to any of its stock transfer agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, will be canceled by it, and no Right Certificates will be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent will deliver all canceled Right Certificates to the Company, or will, at the written request of the Company, destroy such canceled Right Certificates, and in such case will deliver a certificate of destruction thereof to the Company.
9.    Company Covenants Concerning Securities and Rights. The Company covenants and agrees that:
(a)    It will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, a number of Preferred Shares that will be sufficient to permit the exercise pursuant to Section 7 of all outstanding Rights.
(b)    So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable upon the exercise of the Rights may be listed on a national securities exchange or quoted on a quotation system, it will endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange or quoted on such system, upon official notice of issuance upon such exercise.
(c)    It will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered (or evidenced by registration on the stock transfer books of the Company) upon the exercise of Rights, at the time of delivery of the certificates for (or registration of) such securities, will be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and non-assessable securities.
(d)    It will pay when due and payable any and all transfer taxes and/or charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates representing securities issued upon the exercise of Rights (or, if such securities are uncertificated, the registration of such securities on the stock transfer books of the Company); provided, however, that the Company will not be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing (or the registration of) securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates, depositary receipts or notices representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s reasonable satisfaction that no such tax or charge is due.
(e)    If the Company, based on the advice of its counsel, determines that a registration statement should be filed under the Securities Act with respect to the securities issuable upon exercise of the Rights, the Company will use all reasonable efforts (i) to file on an appropriate form, as soon as practicable following the later of the Share Acquisition Date and the Distribution Date, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing, and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the applicable state securities or “blue sky” laws in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective. Upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. In addition, if the Company determines that a registration statement should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in each relevant jurisdiction until such time as a registration statement has been declared effective and, upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding anything in this Agreement to the contrary, the Rights will not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.
(f)    In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Sections 11, 13, 14, 23 or 24, it will make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when appropriate.
10.    Record Date. Each Person in whose name any certificate representing Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued (or in which such securities are registered upon the stock transfer books of the Company) upon the exercise of Rights will for all purposes be deemed to have become the holder of record of the Preferred

Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate (or registration) will be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price and all applicable transfer taxes and/or charges was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are closed, such Person will be deemed to have become the record holder of such securities on, and such certificate (or registration) will be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate will not be entitled to any rights of a holder of any security for which the Rights are or may become exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and will not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
11.    Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights. The Purchase Price, the number and kind of securities issuable upon the exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)    (i) In the event that the Company at any time after the Record Date (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides the outstanding Preferred Shares, (C) combines the outstanding Preferred Shares into a smaller number of Preferred Shares, or (D) issues any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification and/or the number and/or kind of shares of capital stock issuable on such date upon the exercise of a Right, will be proportionately adjusted so that the holder of any Right exercised after such time is entitled to receive upon payment of the Purchase Price then in effect the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the Preferred Shares were open, the holder of such Right would have owned upon such exercise (and, in the case of a reclassification, would have retained after giving effect to such reclassification) and would have been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon the exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) or Section 13, the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii) or Section 13.
(ii)    Subject to the provisions of Section 23 and Section 24, if any Person becomes an Acquiring Person, unless the event causing such Person to become an

Acquiring Person is a transaction set forth in Section 13(a) hereof, proper provision will be made so that each holder of a Right, except as provided below, will thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), in lieu of Preferred Shares, such number of Common Shares as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, multiplying the then-current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), and dividing that product by (y) 50% of the current per share market price of the Common Shares (as determined pursuant to Section 11(d)) on the date of the occurrence of such Flip-in Event. Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the occurrence of a Flip-in Event pursuant to either (1) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (2) a transfer which the Board has determined is part of a plan, an arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 11(a)(ii), and any subsequent transferees of any of such Persons, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but will have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. Upon the occurrence of a Flip-in Event, no Right Certificate that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will thereafter be issued pursuant to Section 3 or Section 6, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will be canceled. Upon the occurrence of a Flip-over Event, any Rights that shall not have been previously exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only pursuant to Section 13 and not pursuant to this Section 11(a)(ii).
(iii)    Upon the occurrence of a Flip-in Event, if there are not sufficient Common Shares authorized but unissued or issued but not outstanding to permit the issuance of all Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right, the Board will use its best efforts to promptly authorize and, subject to the provisions of Section

9(e), make available for issuance additional Common Shares or other equity securities of the Company having equivalent voting rights and an equivalent value (as determined in good faith by the Board) to the Common Shares (for purposes of this Section 11(a)(iii), “equivalent common shares”). In the event that equivalent common shares are so authorized, upon the exercise of a Right in accordance with the provisions of Section 7, the registered holder will be entitled to receive (A) Common Shares, to the extent any are available, and (B) a number of equivalent common shares, which the Board has determined in good faith to have a value equivalent to the excess of (x) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of all Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right (the “Exercise Value”) over (y) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of any Common Shares available for issuance upon the exercise of such Right; provided, however, that if at any time after 90 calendar days after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of the most recent Flip-in Event, there are not sufficient Common Shares and/or equivalent common shares available for issuance upon the exercise of a Right, then the Company will be obligated to deliver, upon the surrender of such Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), equivalent common shares (to the extent available) and then cash (to the extent permitted by applicable law and any agreements or instruments to which the Company is a party in effect immediately prior to the Share Acquisition Date), which securities and cash have an aggregate value equal to the excess of (1) the Exercise Value over (2) the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of the most recent Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right would have been exercisable immediately prior to the date of the occurrence of such Flip-in Event if no other Flip-in Event had previously occurred). To the extent that any legal or contractual restrictions prevent the Company from paying the full amount of cash payable in accordance with the foregoing sentence, the Company will pay to holders of the Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis and will continue to make payments on a pro rata basis as promptly as funds become available until the full amount due to each such holder of Rights has been paid.
(b)    In the event that the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or securities having equivalent rights, privileges and preferences as the Preferred Shares (for purposes of this Section 11(b), “equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the current per share market price of the Preferred Shares (as determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price, and the denominator of which is the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon the exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration will be as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company will not be deemed outstanding for the purposes of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price will be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)    In the event that the Company fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in Preferred Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the current per share market price of the Preferred Shares (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which the Preferred Shares begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which is such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon the exercise of one Right. Such adjustments will be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price will again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(d)    (i) For the purposes of any computation hereunder, the “current per share market price” of Common Shares on any date will be deemed to be the average of the daily closing prices per share of such Common Shares for the 30 consecutive Trading Days immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such

Common Shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of 30 Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price will be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per equivalent common share. The closing price for each day will be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated quotation system with respect to securities listed or admitted to trading on The NASDAQ Stock Market LLC or, if the Common Shares are not listed or admitted to trading on The NASDAQ Stock Market LLC, as reported in the principal consolidated quotation system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board. If the Common Shares are not publicly held or not so listed or traded, or are not the subject of available bid and asked quotes, “current per share market price” will mean the fair value per share as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent.
(ii)    For the purposes of any computation hereunder, the “current per share market price” of the Preferred Shares will be determined in the same manner as set forth above for the Common Shares in Section 11(d)(i), other than the last sentence thereof. If the current per share market price of the Preferred Shares cannot be determined in the manner provided above, the “current per share market price” of the Preferred Shares will be conclusively deemed to be an amount equal to the current per share market price of the Common Shares multiplied by 1,000 (as such number may be appropriately adjusted to reflect events, such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, or the subject of available bid and asked quotes, “current per share market price” of the Preferred Shares will mean the fair value per share as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one one-thousandth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by 1,000.
(e)    Except as set forth below, no adjustment in the Purchase Price will be required unless such adjustment would require an increase or a decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 will be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of a Common Share or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 will be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.
(f)    If, as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than Preferred Shares, thereafter the number and/or kind of such other securities so receivable upon the exercise of any Right (and/or the Purchase Price in respect thereof) will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares (and the Purchase Price in respect thereof) will apply on like terms to any such other securities (and the Purchase Price in respect thereof).
(g)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder will evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share issuable from time to time hereunder upon the exercise of the Rights, all subject to further adjustment as provided herein.
(h)    Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-thousandths of a Preferred Share issuable upon the exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i)    The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a Preferred Share issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company will make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, will be at least 10 calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of

Rights pursuant to this Section 11(i), the Company will, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to the provisions of Section 14, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, will cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all Rights to which such holders are entitled after such adjustment. Right Certificates so to be distributed will be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and will be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j)    Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Right Certificates issued hereunder.
(k)    Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Preferred Shares or below the then par value, if any, of any other securities of the Company issuable upon the exercise of the Rights, the Company will take any corporate action which may, based on the advice of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares or such other securities, as the case may be, at such adjusted Purchase Price.
(l)    In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise over and above the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional Preferred Shares or other securities upon the occurrence of the event requiring such adjustment.
(m)    Notwithstanding anything in this Agreement to the contrary, the Company will be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of Preferred Shares at less than the current per share market price therefor, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) stock dividends, or

(v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Shares is not taxable to such stockholders.
(n)    Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date, but prior to the Distribution Date (i) pays a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivides the outstanding Common Shares, (iii) combines the outstanding Common Shares into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, will be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event equals the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction, the numerator of which is the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.
12.    Certificate of Adjusted Purchase Price or Number of Securities. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company will promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares a copy of such certificate, and (c) if such adjustment is made after the Distribution Date, mail a brief summary of such adjustment to each holder of a Right Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustments or statements therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any such adjustment or any such event unless and until it shall have received such a certificate.
13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power. (a) In the event that, at any time after a Person has become an Acquiring Person:
(i)    the Company consolidates with, or merges with or into, any other Person and the Company is not the continuing or surviving corporation of such consolidation or merger; or
(ii)    any Person consolidates with the Company, or merges with or into the Company, and the Company is the continuing or surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all, or part, of the Common Shares are changed into or exchanged for stock or other securities of any other Person or cash or any other property; or

(iii)    the Company, directly or indirectly, sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers), in one or more transactions, assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing in the aggregate more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons other than the Company or one or more of its wholly owned Subsidiaries; then, and in each such case, proper provision will be made so that from and after the latest of the Distribution Date, the Share Acquisition Date, and the date of the occurrence of such Flip-over Event: (A) each holder of a Right thereafter has the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the Share Acquisition Date, such number of duly authorized, validly issued, fully paid, non-assessable and freely tradeable Common Shares of the Issuer, free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal, as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is exercisable immediately prior to the Share Acquisition Date and dividing that product by (y) 50% of the current per share market price of the Common Shares of the Issuer (as determined pursuant to Section 11(d)), on the date of the occurrence of such Flip-over Event; (B) the Issuer will thereafter be liable for, and will assume, by virtue of the occurrence of such Flip-over Event, all obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” will thereafter be deemed to refer to the Issuer; and (D) the Issuer will take such steps (including, without limitation, the reservation of a sufficient number of its Common Shares to permit the exercise of all outstanding Rights) in connection with such consummation as may be necessary to assure that the provisions hereof are thereafter applicable, as nearly as reasonably may be possible, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.
(b)    For the purposes of this Section 13, “Issuer” means (i) in the case of any Flip-over Event described in Sections 13(a)(i) or (ii) above, the Person that is the continuing, surviving, resulting or acquiring Person (including the Company as the continuing or surviving corporation of a transaction described in Section 13(a)(ii) above), and (ii) in the case of any Flip-over Event described in Section 13(a)(iii) above, the Person that is the party receiving the greatest portion of the assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) transferred pursuant to such transaction or transactions; provided, however, that in any such case: (A) if (1) no class of equity security of such Person is, at the time of such merger, consolidation or transaction and has been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, and (2) such Person is a Subsidiary, directly or indirectly, of another Person, a class of equity security of which is and has been so registered, the term “Issuer” means such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, a class of equity security of two or more of which are and have been so registered, the term “Issuer” means whichever of such Persons is the issuer of the equity security having the greatest aggregate market value. Notwithstanding the foregoing, if the Issuer in any of the Flip-over Events listed above is not a corporation or other legal entity having outstanding equity securities, then, and in each such case, (x) if the Issuer is directly or indirectly wholly owned by a corporation or other legal entity having outstanding equity securities, then all references to Common Shares of the Issuer will be deemed to be references to the Common Shares of the corporation or other legal entity having outstanding equity securities which ultimately controls the Issuer, and (y) if there is no such corporation or other legal entity having outstanding equity securities, (I) proper provision will be made so that the Issuer creates or otherwise makes available for purposes of the exercise of the Rights in accordance with the terms of this Agreement, a kind or kinds of security or securities having a fair market value at least equal to the economic value of the Common Shares which each holder of a Right would have been entitled to receive if the Issuer had been a corporation or other legal entity having outstanding equity securities; and (II) all other provisions of this Agreement will apply to the issuer of such securities as if such securities were Common Shares.
(c)    The Company will not consummate any Flip-over Event if (i) at the time of or immediately after such Flip-over Event, there are or would be any rights, warrants, instruments or securities outstanding or any agreements or arrangements in effect which would eliminate or substantially diminish the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such Flip-over Event, the stockholders of the Person who constitutes, or would constitute, the Issuer for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates, or (iii) the form or nature of the organization of the Issuer would preclude or limit the exercisability of the Rights. In addition, the Company will not consummate any Flip-over Event unless the Issuer has a sufficient number of authorized Common Shares (or other securities as contemplated in Section 13(b) above) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13, and unless prior to such consummation the Company and the Issuer have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) of this Section 13 and further providing that as promptly as practicable after the consummation of any Flip-over Event, the Issuer will:
(A)    if the Issuer, based on the advice of its counsel, determines that a registration statement should be filed under the Securities Act, prepare and file a registration statement under the Securities Act with respect to the Rights and the securities issuable upon the exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (1) become effective as soon as practicable after such filing and (2) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;
(B)    take all such action as may be appropriate under, or to ensure compliance with, the applicable state securities or “blue sky” laws in connection with the exercisability of the Rights; and
(C)    deliver to holders of the Rights historical financial statements for the Issuer and each of its affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d)    The provisions of this Section 13 will similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Flip-over Event occurs at any time after the occurrence of a Flip-in Event, except for Rights that have become null and void pursuant to Section 11(a)(ii), Rights that shall not have been previously exercised will cease to be exercisable in the manner provided in Section 11(a)(ii) and will thereafter be exercisable in the manner provided in Section 13(a).
14.    Fractional Rights and Fractional Securities. (a) The Company will not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company will pay as promptly as practicable to the registered holders of the Right Certificates with regard to which such fractional Rights otherwise would be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For the purposes of this Section 14(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights otherwise would have been issuable. The closing price for any day is the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal quotation system with respect to securities listed or admitted to trading on The NASDAQ Stock Market LLC or, if the Rights are not listed or admitted to trading on The NASDAQ Stock Market LLC, as reported in the principal quotation system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right will mean the fair value thereof as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent.
(b)    The Company will not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon the exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares or to register fractional Preferred Shares on the stock transfer books of the Company (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company may pay to any Person to whom or which such fractional Preferred Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of one Preferred Share is the closing price of the Preferred Shares (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the Preferred Shares cannot be so determined, the closing price of the Preferred Shares for such Trading Day will be conclusively deemed to be an amount equal to the closing price of the Common Shares (as determined pursuant to the second sentence of Section 11(d)(i)) for such Trading Day multiplied by 1,000 (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement); provided further, however, that if neither the Common Shares nor the Preferred Shares are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Preferred Share will mean the fair value thereof as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent.
(c)    Following the occurrence of a Triggering Event, the Company will not be required to issue fractions of Common Shares or other securities issuable upon the exercise or exchange of the Rights or to distribute certificates which evidence any such fractional securities or to register any such fractional securities on the stock transfer books of the Company. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For the purposes of this Section 14(c), the current market value of one Common Share or other security issuable upon the exercise or exchange of the Rights is the closing price thereof (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise or exchange; provided, however, that if neither the Common Shares nor any such other securities are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Common Share or such other security will mean the fair value thereof as determined in good faith by the Board, which determination will mean the fair value thereof as will be described in a written statement filed with the Rights Agent.
(d)    Whenever a payment of cash in lieu of fractional Rights, fractional Preferred Shares or fractional Common Shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment of cash in lieu of fractional Rights, fractional Preferred Shares or fractional Common Shares under this Agreement unless and until the Rights Agent shall have received such a certificate and sufficient monies.
15.    Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, including Section 18 or Section 20 hereof,

are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the holder of any Common Shares), may in his/her own behalf and for his/her own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his/her right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of the Rights, it is specifically acknowledged that the holders of the Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to seek specific performance of the obligations under this Agreement, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.
16.    Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)    Prior to the Distribution Date, the Rights are transferable only in connection with the transfer of the Common Shares;
(b)    After the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and with the appropriate forms and certificates fully completed and executed;
(c)    The Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Shares, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent will be affected by any notice to the contrary;
(d)    Such holder expressly waives any right to receive any fractional Rights and any fractional securities upon the exercise or exchange of a Right, except as otherwise provided in Section 14.
(e)    Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent will have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or an administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation;

provided, however, that the Company will use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.
17.    Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate will be entitled to vote, receive dividends, or be deemed for any purpose the holder of Preferred Shares or any other securities of the Company, which may at any time be issuable upon the exercise of the Rights represented thereby, nor will anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged pursuant to the provisions of Section 24.
18.    Concerning the Rights Agent. (a) The Company will pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company will also indemnify the Rights Agent and its affiliates, directors, employees. representatives and advisors for, and hold them harmless against, any loss, liability, suit, action, proceeding, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions provided for under this Section 18 and Section 20 below shall survive the exercise or expiration of the Rights, the termination or expiration of this Agreement and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.
(b)    The Rights Agent will be protected and will incur no liability for or in respect of any action taken, suffered, or omitted to be taken by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate or other notice evidencing Preferred Shares or Common Shares or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper Person or Persons. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.
19.    Merger or Consolidation or Change of Name of Rights Agent. (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. If at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.
(b)    If at any time the name of the Rights Agent changes and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver the Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.
20.    Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, will be bound:
(a)    The Rights Agent may consult with legal counsel (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or omitted to be taken by it in accordance with such advice or opinion.
(b)    Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company and delivered to the Rights Agent, and such certificate will be full authorization to the Rights Agent for any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.
(c)    The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent. Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages. and regardless of the form of the action; and the Company agrees to indemnify the Rights Agent and its affiliates, directors, employees, representatives and advisors and to hold them harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential losses or damages of any kind whatsoever.
(d)    The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.
(e)    The Rights Agent will not be under any responsibility or have any liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor will it be liable or responsible for any breach by the Company of any covenant contained in this Agreement or in any Right Certificate; nor will it be liable or responsible for any adjustment required under the provisions of Sections 11 or 13 (including any adjustment which results in the Rights becoming null and void) or liable or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of the Rights evidenced by the Right Certificates after actual notice of any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of stock or other securities will, when issued, be duly authorized, validly issued, fully paid and non-assessable.
(f)    The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and the Rights

Agent will not be liable for any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer(s). The Rights Agent will be fully authorized and protected in relying upon instructions received by any such officer(s). The Rights Agent will not be held to have notice of any change of authority of any person until its receipt of written notice thereof from the Company.
(h)    The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein will preclude the Rights Agent (or its shareholders, affiliates, directors, officers or employees) from acting in any other capacity for the Company or for any other Person.
(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct in the absence of gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). The Rights Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of the Right Certificates.
(j)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent will not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company, and will thereafter take further action with respect thereto only in accordance with the Company’s written instructions.
(k)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(l)    In the event that the Rights Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent shall, as soon as practicable, inform the Company or such Person seeking clarification and may, in its sole discretion, refrain from taking any action, and will be fully protected and will not be liable in any way to the Company or other Person or entity for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of the Rights Agent.
21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 60 calendar days’ notice in writing mailed to the Company in accordance with Section 26 hereof and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Preferred Shares or the Common Shares, by first-class mail, postage prepaid, or nationally recognized overnight delivery. In the event that the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days’ notice in writing, mailed to the Rights Agent or such successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 90 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who will, with such notice, submit his/her Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, will be a corporation or other legal entity organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise stockholder services powers and is subject to supervision or examination by federal or state authority and which has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After its appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent will deliver to the successor Rights Agent any property at the time held by it hereunder, and will execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and/or the Common Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
22.    Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Right Certificates to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number and/or kind of securities issuable upon the exercise of the Rights made in accordance with the provisions of this

Agreement. In addition, in connection with the issuance or sale by the Company of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) will, with respect to Common Shares so issued or sold pursuant to the exercise, exchange or conversion of securities (other than the Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into, Common Shares, and (b) may, in any other case, if deemed necessary, appropriate or desirable by the Board, issue Right Certificates representing an equivalent number of Rights as would have been issued in respect of such Common Shares if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Right Certificate will be issued if, and to the extent that, in its good faith judgment the Board determines that the issuance of such Right Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Right Certificate otherwise would be issued and (ii) no such Right Certificate will be issued if, and to the extent that, appropriate adjustment otherwise has been made in lieu of the issuance thereof.
23.    Redemption. (a) The Board may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all of the then-outstanding Rights at the Redemption Price. Any such redemption will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such redemption will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such redemption will be effective in accordance with the provisions of such action of the Board).
(b)    Immediately upon the effectiveness of the redemption of the Rights as provided in Section 23(a), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price, without interest thereon. Promptly after the effectiveness of the redemption of the Rights as provided in Section 23(a), the Company will publicly announce such redemption (with prompt written notice to the Rights Agent) and, within 10 calendar days thereafter, will give notice of such redemption to the holders of the then-outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Company; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the redemption of the Rights. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives such notice. The notice of redemption mailed to the holders of Rights will state the method by which the payment of the Redemption Price will be made. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based upon the current per share market price of the Common Shares (as determined pursuant to Section 11(d)) at the time of such redemption), or any other form of consideration deemed appropriate by the Board (based upon the fair market value of such other consideration, as determined by the Board in good faith) or any combination thereof. The Company may, at its option, combine the payment of the Redemption Price with any other payment being made concurrently to the holders of Common Shares and, to the extent that any such other payment is discretionary, may reduce the amount thereof on account of the concurrent payment of the Redemption Price. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form of consideration deemed appropriate by the Board) at the time of such redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.
24.    Exchange. (a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Shares at an exchange ratio of two Common Shares per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Any such exchange will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board). Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Shares issuable pursuant to the exchange, and all Persons entitled to receive Common Shares pursuant to the exchange shall be entitled to receive such Common Shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Notwithstanding the foregoing, the Board will not be empowered to effect such exchange at any time after any Acquiring Person, who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the then-outstanding Common Shares.
(b)    Immediately upon the effectiveness of the exchange of any Rights as provided in Section 24(a), and without any further action and without any notice, the right to exercise such Rights will terminate and the only right with respect to such Rights thereafter of the holder of such Rights will be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. Promptly after the effectiveness of the exchange of any Rights as provided in Section 24(a), the Company will publicly announce such exchange (with prompt written notice thereof also provided to the Rights Agent) and, within 10 calendar days thereafter, will give notice of such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives such notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for the Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii)) held by each holder of Rights.

(c)    In any exchange pursuant to this Section 24, the Company, at its option, may substitute for any Common Share exchangeable for a Right (i) equivalent common shares (as such term is used in Section 11(a)(iii)), (ii) cash, (iii) debt securities of the Company, (iv) other assets, or (v) any combination of the foregoing, in any event having an aggregate value, as determined in good faith by the Board (which determination will be described in a written statement filed with the Rights Agent), equal to the current market value of one Common Share (as determined pursuant to Section 11(d)) on the Trading Day immediately preceding the date of the effectiveness of the exchange pursuant to this Section 24.
25.    Notice of Certain Events. (a) If after the Distribution Date the Company proposes (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend), (ii) to offer to the holders of Preferred Shares rights, options or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing more than 50% of the assets and earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons other than the Company or one or more of its wholly owned Subsidiaries, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or reclassification of the Common Shares, then, in each such case, the Company will give to the Rights Agent and each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which specifies the record date for the purposes of such stock dividend, distribution or offering of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice will be so given, in the case of any action covered by clause (i) or (ii) above, at least 10 calendar days prior to the record date for determining the holders of the Preferred Shares for the purposes of such action, and, in the case of any such other action, at least 10 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever is the earlier.
(b)    In case any Triggering Event occurs, then, in any such case, the Company will as soon as practicable thereafter give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26 hereof, a notice in writing of the occurrence of such event, which specifies the event and the consequences of the event to the holders of Rights.
(c)    Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a press release issued with national distribution or a filing by the Company with the SEC shall constitute sufficient notice to the holders of any Rights or of any Common Shares for the purposes of this Agreement.
26.    Notices. (a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Rights Agent) as follows:
Star Equity Holdings, Inc.
53 Forest Ave.
Suite 101
Old Greenwich, Connecticut 06870
Attention: Corporate Secretary
(b)    Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Company) as follows:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attention: Stock Transfer Administration
With a copy to (which copy shall not constitute notice):
American Stock Transfer & Trust Company, LLC
48 Wall Street, 22nd Floor
New York, New York 10005
Attention: Legal Department
(c)    Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior to the Distribution Date, to the holder of any Common Shares) will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, or overnight delivery service, addressed to such holder at the address of such holder as shown on the registry books of the Company.
27.    Supplements and Amendments. Prior to the time at which any Person becomes an Acquiring Person, and subject to the penultimate sentence of this Section 27, the Company may, in its sole and absolute discretion, and the Rights Agent will if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights or Common Shares. At any time, and subject to the penultimate sentence of this Section 27, the Company may, and the Rights Agent will if the Company so directs, supplement or amend this Agreement without the approval of any holders of the Rights or

Common Shares in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to supplement or amend the provisions hereunder in any manner which the Company may deem desirable; provided, however, that, from and after the time any Person becomes an Acquiring Person, no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment shall cause the Rights again to become redeemable or cause this Agreement again to become supplementable or amendable other than in accordance with the terms of this Section 27. Without limiting the generality or effect of the foregoing, this Agreement may be supplemented or amended to provide for such voting powers for the Rights and such procedures for the exercise thereof, if any, as the Board may determine to be appropriate. Notwithstanding anything in this Agreement to the contrary, any supplement or amendment to this Agreement shall be evidenced by a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent will execute such supplement or amendment; provided, however, that such supplement or amendment does not adversely affect the rights, duties, obligations or immunities of the Rights Agent under this Agreement. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment may be made which decreases the stated Redemption Price to an amount less than $0.0001 per Right. Notwithstanding anything in this Agreement to the contrary, the limitations on the ability of the Board to amend this Agreement set forth in this Section 27 shall not affect the power or ability of the Board to take any other action that is consistent with its fiduciary duties under applicable Delaware law, including, without limitation, accelerating or extending the Expiration Date or making any other amendment to this Agreement that is permitted by this Section 27 or adopting a new stockholder rights agreement with such terms as the Board determines in its sole discretion to be appropriate.
28.    Successors; Certain Covenants. All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent will be binding on and inure to the benefit of their respective successors and assigns hereunder.
29.    Benefits of This Agreement. Nothing in this Agreement will be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement. This Agreement will be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right Certificates (or, prior to the Distribution Date, the Common Shares). The Company and, by accepting the Rights hereunder, each holder of the Rights: (a) irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement; (b) acknowledge that the forum designated by this Section 29 has a reasonable relation to this Agreement and to such Persons’ relationship with one another; (c) waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 29; (d) undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 29; and (e) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.
30.    Governing Law. This Agreement, each Right and each Right Certificate issued hereunder will be deemed to be a contract made under the internal substantive laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the internal substantive laws of such State applicable to contracts to be made and performed entirely within such State.
31.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 31 will affect the ability of the Company under the provisions of Section 27 to supplement or amend this Agreement to replace such invalid, null and void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction; provided further, however, that if any such excluded or severed term, provision, covenant or restriction adversely affects the rights, immunities, duties or obligations of the Rights Agent, then the Rights Agent will be entitled to resign immediately upon written notice to the Company.
32.    Descriptive Headings, Etc. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof. Unless otherwise expressly provided, references herein to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of or to this Agreement.
33.    Determinations and Actions by the Board. (a) For all the purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for the purpose of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made in accordance with the provisions of Section 382 of the Code, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder. The Board will have the exclusive power and authority to administer this Agreement and to exercise or refrain from exercising all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (i) to interpret the provisions of this Agreement (including, without limitation, Section 27, this Section 33 and other provisions hereof relating to its powers or authority hereunder) and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, any determination contemplated by Section 1(a) or any determination as to whether particular Rights shall have become null and void). All such actions, calculations, interpretations and determinations (including, for the purpose of clause (y) below, any omission with respect to any of the foregoing) which are done or made by the Board in good faith will (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board to any liability to any Person, including, without limitation, the Rights Agent and the holders of the Rights. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.
(b)    If at any time the Board determines that a Person has become an Acquiring Person, the Company will give written notice of such determination, indicating the identity of such Person, to the Rights Agent promptly thereafter. Until such a notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person.
34.    Process to Seek Exemption. (a) Any Person who desires to effect any transaction that might, if consummated, result in such Person becoming the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares (or, in the case of any Person who would otherwise constitute an Acquiring Person as of the Effective Time but will not be deemed to be an Acquiring Person for any purpose of this Agreement unless and until such time as provided in Section 1(a), any additional Common Shares) (a “Requesting Person”) may, prior to the date of the transaction for which the Requesting Person is seeking a determination, request in writing that the Board make a determination under this Agreement so that such Person would be deemed to be an “Exempt Person” for the purposes of this Agreement or such transaction would be deemed to be an “Exempt Transaction” for the purposes of this Agreement (an “Exemption Request”). Any Exemption Request must be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the Company’s principal executive office. Such Exemption Request will be deemed to have been made when actually received by the Company. Any Exemption Request must include: (i) the name, address and telephone number of the Requesting Person; (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person; (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares, the maximum number and percentage of Common Shares that the Requesting Person proposes to acquire and the proposed tax treatment thereof; and (iv) a commitment by the Requesting Person that such Requesting Person will not acquire Beneficial Ownership of 4.99% or more of the then-outstanding Common Shares or, if such Requesting Person Beneficially Owns 4.99% or more of the then-outstanding Common Shares, any additional Common Shares prior to such time as the Board has responded to, or is deemed to have responded to, the Exemption Request pursuant to this Section 34. The Board will, in good faith, endeavor to respond to any Exemption Request within 30 calendar days of receiving such Exemption Request; provided that the failure of the Board to make a determination within such period will be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person must respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its advisors to assist the Board in making its determination. As a condition to making any determination requested pursuant to this Section 34(a), the Board may, in its discretion, require (at the expense of the Requesting Person) a report from advisors selected by the Board to the effect that the proposed transaction or transactions will not result in the application of any limitations on the use by the Company of the Tax Benefits taking into account any and all other transactions that have been consummated prior to receipt of the Exemption Request, any and all other proposed transactions that have been approved by the Board prior to its receipt of the Exemption Request and any such other actual or proposed transactions involving Common Shares as the Board may require; provided that the Board may make the determination requested in the Exemption Request notwithstanding the effect of the proposed transaction or transactions on the Tax Benefits if it determines that such determination is in the best interests of the Company. The Board may impose any conditions that it deems reasonable and appropriate in connection with a determination pursuant to this Section 34(a), including, without limitation, restrictions on the ability of the Requesting Person to transfer Common Shares acquired by it in the transaction or transactions to which such determination relates. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company will maintain the confidentiality of such Exemption Request and the determination of the Board with respect thereto, unless the information contained in the Exemption Request or the determination of the Board with respect thereto otherwise becomes publicly available.
(b)    The Board may make a determination under this Agreement so that a Person would be deemed to be an “Exempt Person” for the purposes of this Agreement or a transaction would be deemed to be an “Exempt Transaction” for the purposes of this Agreement, whether or not an Exemption Request has been made pursuant to Section 34(a). In connection with such determination, the Board may impose any conditions that it deems reasonable and appropriate, including, without limitation, restrictions on the ability of the transferee to transfer Common Shares acquired by it in the transaction or transactions to which such determination relates. Any determination of the Board pursuant to this Section 34(b) may be made prospectively or retroactively.
35.    Suspension of Exercisability or Exchangeability. To the extent that the Board determines in good faith that some action will or may need to be taken pursuant to, or in order to properly give effect to, Sections 7, 11, 13, 21, 23 or 24 or to comply with federal or state securities laws or rules and regulations of any national securities exchange on which the Common Shares are listed or admitted to trading, the Company may suspend the exercisability or exchangeability of the Rights for a reasonable period of time sufficient to allow it to take such action or to comply with such laws or rules and regulations. In the event of any such suspension, the Company will issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. The Company shall promptly notify the Rights Agent in writing whenever it makes such a public announcement temporarily suspending the exercisability or exchangeability of the Rights, and whenever such suspension has been lifted. Upon such suspension, any rights of action vested in a holder of the Rights will be similarly suspended. Failure to give a notice pursuant to the provisions of this Agreement will not affect the validity of any action taken hereunder.
36.    Effective Time. Notwithstanding anything in this Agreement to the contrary, this Agreement will not be effective until the Effective Time.

37.    Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument. A signature to this Agreement executed and/or transmitted electronically will have the same authority, effect and enforceability as an original signature.
38.    Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

STAR EQUITY HOLDINGS, INC.

By:
Name:
Title:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:
Name:
Title:

[Signature Page to Rights Agreement]

EXHIBIT A
FORM OF
CERTIFICATE OF DESIGNATION
of
SERIES C PARTICIPATING
PREFERRED STOCK
of
STAR EQUITY HOLDINGS, INC.
(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)
Star Equity Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), DOES HEREBY CERTIFY:
That, pursuant to authority vested in the Board of Directors of the Company by its Restated Certificate of Incorporation, as amended, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company has adopted the following resolution providing for the issuance of a series of Preferred Stock:
RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the “Board of Directors” or the “Board”) by the Restated Certificate of Incorporation of the Company, as amended (the “Restated Certificate of Incorporation”), a series of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of the Company be, and it hereby is, created, and that the designation and amount thereof and the powers, designations, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:
I. Designation and Amount
The shares of such series will be designated as Series C Participating Preferred Stock (the “Series C Preferred”) and the number of shares constituting the Series C Preferred is 25,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease will reduce the number of shares of Series C Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into the Series C Preferred.
II. Dividends and Distributions
(a)    Subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior to the Series C Preferred with respect to dividends (including, but not limited to, the 10.0% Series A Cumulative Perpetual Preferred Stock of the Company), the holders of shares of the Series C Preferred, in preference to the holders of the Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company, and of any other junior stock, will be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, dividends payable in cash (except as otherwise provided below) on such dates as are from time to time established for the payment of dividends on the Common Stock (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of the Series C Preferred (the “First Dividend Payment Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends, other than a dividend payable in shares of the Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the First Dividend Payment Date, since the first issuance of any share or fraction of a share of the Series C Preferred. In the event that the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of the Series C Preferred are then issued or outstanding, the amount to which the holders of shares of the Series C Preferred would otherwise be entitled immediately prior to such event under clause (ii) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)    The Company will declare a dividend on the Series C Preferred as provided in the immediately preceding paragraph immediately after it declares a dividend on the Common Stock (other than a dividend payable in shares of Common Stock). Each such dividend on the Series C Preferred will be payable immediately prior to the time at which the related dividend on the Common Stock is payable.
(c)    Dividends will accrue on outstanding shares of the Series C Preferred from the Dividend Payment Date next preceding the date of issue of such shares, unless (i) the date of issue of such shares is prior to the record date for the First Dividend Payment Date, in which case dividends on such shares will accrue from the date of the first issuance of a share of the Series C Preferred or (ii) the date of issue is a Dividend Payment Date or is a date after the record date for the determination of the holders of shares of the Series C Preferred entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends will accrue from such Dividend Payment Date. Accrued but unpaid dividends will cumulate from the applicable Dividend Payment Date but will not bear interest. Dividends paid on the shares of Series C Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of the holders of shares of the Series C Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than 60 calendar days prior to the date fixed for the payment thereof.
III. Voting Rights
The holders of shares of the Series C Preferred will have the following voting rights:
(a)    Subject to the provision for adjustment hereinafter set forth, each share of the Series C Preferred will entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series C Preferred are then issued or outstanding, the number of votes per share to which the holders of shares of the Series C Preferred would otherwise be entitled immediately prior to such event will be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)    Except as otherwise provided herein, in any Certificate of Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of the Series C Preferred and the holders of shares of the Common Stock and any other capital stock of the Company having general voting rights will vote together as one class on all matters submitted to a vote of stockholders of the Company.
(c)    Except as set forth in the Restated Certificate of Incorporation or herein, or as otherwise provided by law, the holders of shares of the Series C Preferred will have no voting rights.
IV. Certain Restrictions
(a)    Whenever dividends or other dividends or distributions payable on the Series C Preferred are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of the Series C Preferred outstanding have been paid in full, the Company will not:
(i)    Declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series C Preferred;

(ii)    Declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of Series C Preferred, except dividends paid ratably on the shares of Series C Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)    Redeem, purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series C Preferred; provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the shares of Series C Preferred; or
(iv)    Redeem, purchase or otherwise acquire for consideration any shares of the Series C Preferred, or any shares of stock ranking on a parity with the shares of Series C Preferred, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, may determine in good faith will result in fair and equitable treatment among the respective series or classes.
(b)    The Company will not permit any majority-owned subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Article IV, purchase or otherwise acquire such shares at such time and in such manner.
V. Reacquired Shares
Any shares of the Series C Preferred purchased or otherwise acquired by the Company in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Restated Certificate of Incorporation, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.
VI. Liquidation, Dissolution or Winding Up
Upon any liquidation, dissolution or winding up of the Company, no distribution will be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series C Preferred unless, prior thereto, the holders of shares of the Series C Preferred have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, however, that the holders of shares of the Series C Preferred will be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to the holders of shares of the Common Stock or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of Series C Preferred, except distributions made ratably on the shares of Series C Preferred and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of the Series C Preferred are then issued or outstanding, the aggregate amount to which each holder of shares of the Series C Preferred would otherwise be entitled immediately prior to such event under the proviso in clause (a) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
VII. Consolidation, Merger, Etc.
In the event that the Company enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in each such case, each share of the Series C Preferred will at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company at any time (a) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (b) subdivides the outstanding shares of Common Stock, (c) combines the outstanding shares of Common Stock into a smaller number of shares, or (d) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of the Series C Preferred are then issued or outstanding, the amount set forth in the preceding sentence with respect to the exchange or change of shares of the Series C Preferred will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
VIII. Redemption
The shares of Series C Preferred are not redeemable.

IX. Rank
The Series C Preferred rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company’s Preferred Stock and shall rank senior to the Common Stock as to such matters.
X. Amendment
Notwithstanding anything contained in the Restated Certificate of Incorporation to the contrary and in addition to any other vote required by applicable law, the Restated Certificate of Incorporation may not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series C Preferred so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series C Preferred, voting together as a single series.

IN WITNESS WHEREOF, I have signed this Certificate of Designation on behalf of Star Equity Holdings, Inc. this 2nd day of June 2021.

STAR EQUITY HOLDINGS, INC.

By:
Name:
Title:

EXHIBIT B
FORM OF RIGHT CERTIFICATE

Certificate No. R-___________	______________ Rights

NOT EXERCISABLE AFTER JUNE 2, 2024 OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF MAY BECOME NULL AND VOID.
Right Certificate
STAR EQUITY HOLDINGS, INC.
This certifies that ________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, dated as of June 2, 2021 (the “Rights Agreement”), by and between Star Equity Holdings, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, one one-thousandth of a fully paid, non-assessable share of Series C Participating Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), of the Company, at a purchase price of $12.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Right Certificate is exercised in part, the holder will be entitled to receive upon the surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Shares as constituted at such date.
As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights evidenced by this Right Certificate are subject to adjustment upon the occurrence of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a
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full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the office or offices of the Rights Agent designated for such purpose and can be obtained from the Company without charge upon the written request therefor. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.
Pursuant to the Rights Agreement, from and after the occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-in Event pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, an arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of a Flip-in Event, no Right Certificate will be issued that represents Rights that are or have become null and void pursuant to the provisions of the Rights Agreement, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of the Rights Agreement will be canceled.
This Right Certificate, with or without other Right Certificates, may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the holder to purchase a like number of one one-thousandths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon the presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company, at its option, at a redemption price of $0.0001 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.
The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred
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Shares or other securities, the Company may make a cash payment, as provided in the Rights Agreement.
No holder of this Right Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate have been exercised in accordance with the provisions of the Rights Agreement.
This Right Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.
WITNESS the facsimile signature of the officers of the Company and its corporate seal. Dated as of _______, ____.

ATTEST:	STAR EQUITY HOLDINGS, INC.

By:
Name:
Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By:
Authorized Signature

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Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)
FOR VALUE RECEIVED, ___________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: ________, ____

Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

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CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1) the Rights evidenced by this Right Certificate ☐ are ☐ are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and
(2) after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________, ____

Signature

B-5

FORM OF ELECTION TO PURCHASE
(To be executed if the holder desires to
exercise the Right Certificate)
To Star Equity Holdings, Inc.:
The undersigned hereby irrevocably elects to exercise _________ Rights represented by this Right Certificate to purchase the one one-thousandths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that a certificate or certificates for such securities be issued in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)

If such number of Rights is not all of the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)

Dated: ________, ____

Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

B-6

CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1) the Rights evidenced by this Right Certificate ☐ are ☐ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and
(2) after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Right Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________, ____

Signature

NOTICE
Signatures on the foregoing Form of Assignment and Form of Election to Purchase and in the related Certificates must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved medallion signature program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

B-7

EXHIBIT C
SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK
On June 2, 2021, the Board of Directors of Star Equity Holdings, Inc. declared a dividend of one preferred share purchase right for each outstanding share of Star Equity Holdings, Inc.’s common stock, par value $0.0001 per share. The dividend is payable on June 14, 2021 to our stockholders of record on that date. The terms of the rights are set forth in a Rights Agreement, dated as of June 2, 2021 (the “Rights Agreement”), by and between Star Equity Holdings, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent.
The Rights Agreement is intended to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards and other tax attributes to reduce potential future federal income tax obligations. Under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may “carry forward” tax losses and credits in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that our tax attributes do not otherwise become limited, we believe that we will be able to carry forward a significant amount of losses and credits, and therefore these tax attributes could be a substantial asset to us. However, if we experience an “ownership change,” as defined in Section 382 of the Internal Revenue Code, our ability to use these tax attributes will be substantially limited, and the timing of the usage of the tax attributes could be substantially delayed, which could significantly impair the value of that asset.
In general terms, the Rights Agreement imposes a significant penalty upon any person or group that acquires beneficial ownership of 4.99% or more of our outstanding common stock without the prior approval of our Board of Directors. A person or group that acquires a percentage of our common stock in excess of that threshold is called an “acquiring person.” Any rights held by an acquiring person are null and void and may not be exercised.
This summary of rights provides a general description of the Rights Agreement. Because it is only a summary, this description should be read together with the entire Rights Agreement, which we incorporate in this summary by reference. Upon written request, we will provide a copy of the Rights Agreement free of charge to any stockholder.
The Rights. Our Board of Directors authorized the issuance of one right per each outstanding share of our common stock on June 14, 2021. If the rights become exercisable, each right would allow its holder to purchase from us one one-thousandth of a share of our Series C Participating Preferred Stock for a purchase price of $12.00.
Each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. Prior to exercise, however, a right does not give its holder any dividend, voting or liquidation rights.
Exercisability. The rights will not be exercisable until the earlier of:
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    10 days after a public announcement by Star Equity Holdings, Inc. that a person or group has become an acquiring person; and
    10 business days (or a later date determined by our Board of Directors) after a person or group begins a tender or an exchange offer that, if completed, would result in that person or group becoming an acquiring person.
We refer to the date that the rights become exercisable as the “distribution date.” Until the distribution date, our common stock certificates will also evidence the rights and will contain a notation to that effect. Any transfer of shares of common stock prior to the distribution date will constitute a transfer of the associated rights. After the distribution date, the rights will separate from the common stock and be evidenced by right certificates, which we will mail to all holders of rights that have not become null and void.
After the distribution date, if a person or group already is or becomes an acquiring person, all holders of rights, except the acquiring person, may exercise their rights upon payment of the purchase price to purchase shares of our common stock (or other securities or assets as determined by the Board of Directors) with a market value of two times the purchase price. We refer to this as a “flip-in event.”
After the distribution date, if a flip-in event has already occurred and Star Equity Holdings, Inc. is acquired in a merger or similar transaction, all holders of rights, except the acquiring person, may exercise their rights upon payment of the purchase price, to purchase shares of the acquiring or other appropriate entity with a market value of two times the purchase price of the rights. We refer to this as a “flip-over event.”
Rights may be exercised to purchase our preferred shares only after the distribution date occurs and prior to the occurrence of a flip-in event as described above. A distribution date resulting from the commencement of a tender offer or an exchange offer as described in the second bullet point above could precede the occurrence of a flip-in event, in which case the rights could be exercised to purchase our preferred shares. A distribution date resulting from any occurrence described in the first bullet point above would necessarily follow the occurrence of a flip-in event, in which case the rights could be exercised to purchase shares of common stock (or other securities or assets) as described above.
Exempted Persons and Exempted Transactions. Our Board of Directors recognizes that there may be instances when an acquisition of our common stock that would cause a stockholder to become an acquiring person may not jeopardize the availability of any tax attributes to Star Equity Holdings, Inc. Accordingly, the Rights Agreement grants discretion to the Board of Directors to designate a person as an “Exempt Person” or to designate a transaction involving our common stock as an “Exempt Transaction.” An “Exempt Person” cannot become an acquiring person under the Rights Agreement. Our Board of Directors can revoke an “Exempt Person” designation if it subsequently makes a contrary determination regarding whether a person jeopardizes the availability of tax attributes to Star Equity Holdings, Inc.
A-2

Expiration. The rights will expire on the earliest of (i) June 2, 2024, which is the third anniversary of the date on which our Board of Directors authorized and declared a dividend of the rights, or such earlier date as of which our Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of our tax assets, (ii) the time at which the rights are redeemed, (iii) the time at which the rights are exchanged, (iv) the effective time of the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of our tax assets, (v) the first day of a taxable year of the Company to which the Board of Directors determines that no NOLs or other tax assets may be carried forward, and (vi) the day following the certification of the voting results of Star Equity Holdings, Inc.’s 2021 annual meeting of stockholders, if stockholder approval of the Rights Agreement has not been obtained prior to that date.
Redemption. Our Board may redeem all (but not less than all) of the rights for a redemption price of $0.0001 per right at any time before a person or group has become an acquiring person. Once the rights are redeemed, the right to exercise the rights will terminate, and the only right of the holders of such rights will be to receive the redemption price. The redemption price will be adjusted if we declare a stock split or issue a stock dividend on our common stock.
Exchange. At any time after a person or group has become an acquiring person, but before an acquiring person owns 50% or more of our outstanding common stock, our Board of Directors may exchange each right (other than rights that have become null and void) for two shares of common stock or equivalent securities.
Anti-Dilution Provisions. Our Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of the preferred shares or our common stock. No adjustments to the purchase price of less than one percent will be made.
Amendments. Before the time a person or group has become an acquiring person, our Board of Directors may amend or supplement the Rights Agreement in any respect without the consent of the holders of the rights, except that no amendment may decrease the redemption price below $0.0001 per right. At any time, our Board of Directors may amend or supplement the Rights Agreement to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Rights Agreement, but after a person or group has become an acquiring person only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable. The limitations on our Board of Director’s ability to amend the Rights Agreement does not affect our Board of Director’s power or ability to take any other action that is consistent with its fiduciary duties, including, without limitation, accelerating or extending the expiration date of the rights, or making any amendment to the Rights Agreement that is permitted by the Rights Agreement or adopting a new rights agreement with such terms as our Board determines in its sole discretion to be appropriate.
* * *
A-3

CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF
STAR EQUITY HOLDINGS, INC.
Star Equity Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),
DOES HEREBY CERTIFY:
FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.
SECOND: This Amendment to the Restated Certificate of Incorporation amends and restates Article XIV to the Restated Certificate of Incorporation to read in its entirety as follows:
ARTICLE XIV
PROTECTION OF TAX BENEFITS
(A) DEFINITIONS. As used in this Article XIV, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):
1. “4.99-percent Transaction” means any Transfer described in clause (i) or (ii) of Section (B) of this Article XIV.
2. “4.99-percent Stockholder” means a Person or group of Persons that is a “5-percent stockholder” of the corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.99-percent” and “five percent” with “4.99 percent,” where applicable.
3. “Agent” has the meaning set forth in Section (E) of this Article XIV.
4. “Board of Directors” means the board of directors of the Corporation.
5. “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
6. “Corporation Security” or “Corporation Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Corporation (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Corporation.
7. “Effective Date” means the date of filing of this Amendment to the Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

8. “Excess Securities” has the meaning set forth in Section (D) of this Article XIV.
9. “Expiration Date” means the earliest of (i) October 15, 2024, (ii) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article XIV is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward or (iv) such date as the Board of Directors shall fix in accordance with Section (L) of this Article XIV.
10. “Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382-2(a)(3), Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance.
11. “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.
12. “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.
13. “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article XIV.
14. “Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).
15. “Purported Transferee” has the meaning set forth in Section (D) of this Article XIV.
16. “Remedial Holder” has the meaning set forth in Section (G) of this Article XIV.
17. “Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treas. Reg. § 1.382-2T(f)(18).
18. “Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

19. “Tax Benefits” means the net operating loss carry forwards, capital loss carry forwards, general business credit carry forwards, alternative minimum tax credit carry forwards, foreign tax credit carry forwards, disallowed net business interest expense carry forwards under Section 163(j), any credits under Section 53, and any other item that may reduce or result in any credit against any income taxes owed by the Corporation or any of its subsidiaries or refundable credits, including, but not limited to, any item subject to limitation under Section 382 or Section 383 of the Code and the Treasury Regulations promulgated thereunder, and any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder.
20. “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group, including, a transfer by gift or by operation of law. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. §1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.
21. “Transferee” means any Person to whom Corporation Securities are Transferred.
22. “Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.
(B) TRANSFER AND OWNERSHIP RESTRICTIONS. In order to preserve the Tax Benefits, from and after the Effective Date of this Article XIV any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (i) any Person or Persons would become a 4.99-percent Stockholder or (ii) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder would be increased. The prior sentence is not intended to prevent Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Corporation Securities entered into through the facilities of a national securities exchange; provided, however, that the Corporation Securities and parties involved in such transaction shall remain subject to the provisions of this Article XIV in respect of such transaction.
(C) EXCEPTIONS.
1. Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T(j)(3)(i)) shall be permitted.
2. The restrictions set forth in Section (B) of this Article XIV shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section (C) of this Article XIV, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article XIV through duly authorized officers or agents of the Corporation. Nothing in this Section (C) of this Article XIV shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.
(D) EXCESS SECURITIES.
1. No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section (E) of this Article XIV or until an approval is obtained under Section (C) of this Article XIV. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section (D) or Section (E) of this Article XIV shall also be a Prohibited Transfer.
2. The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article XIV, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article XIV as a condition to registering any transfer.
(E) TRANSFER TO AGENT. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer, then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section (F) of this Article XIV if the Agent rather than the Purported Transferee had resold the Excess Securities.
(F) APPLICATION OF PROCEEDS AND PROHIBITED DISTRIBUTIONS. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section (F) of this Article XIV. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section (F) of this Article XIV inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.
(G) MODIFICATION OF REMEDIES FOR CERTAIN INDIRECT TRANSFERS. In the event of any Transfer that does not involve a transfer of Corporation Securities within the meaning of Delaware law but that would cause a 4.99-percent Stockholder to violate a restriction on Transfers provided for in this Article XIV, the application of Sections (E) and (F) of this Article XIV shall be modified as described in this Section (G) of this Article XIV. In such case, no such 4.99-percent Stockholder shall be required to dispose of any interest that is not a Corporation Security, but such 4.99-percent Stockholder and/or any Person whose ownership of Corporation Securities is attributed to such 4.99-percent Stockholder (such 4.99-percent Stockholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Corporation Securities (which Corporation Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Stockholder, following such disposition, not to be in violation of this Article XIV. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Corporation Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections (E) and (F) of this Article XIV, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.99-percent Stockholder or such other Person. The purpose of this Section (G) of this Article XIV is to extend the restrictions in Sections (B) and (E) of this Article XIV to situations in which there is a 4.99-percent Transaction without a direct Transfer of Corporation Securities, and this Section (G) of this Article XIV, along with the other provisions of this Article XIV, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.
(H) LEGAL PROCEEDINGS; PROMPT ENFORCEMENT. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section (E) of this Article XIV (whether or not made within the time specified in Section (E) of this Article XIV), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section (H) of this Article XIV shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article XIV being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Section (E) of this Article XIV to constitute a waiver or loss of any right of the Corporation under this Article XIV. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article XIV.
(I) LIABILITY. To the fullest extent permitted by law, any stockholder subject to the provisions of this Article XIV who knowingly violates the provisions of this Article XIV and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.
(J) OBLIGATION TO PROVIDE INFORMATION. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article XIV or the status of the Tax Benefits of the Corporation.
(K) LEGENDS. The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article XIV bear the following legend:

“THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION (THE “CERTIFICATE OF INCORPORATION”) CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.99-PERCENT STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CERTIFICATE OF INCORPORATION TO CAUSE THE 4.99-PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”
The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section (C) of this Article XIV also bear a conspicuous legend referencing the applicable restrictions.
(L) AUTHORITY OF BOARD OF DIRECTORS.
1. The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article XIV, including, without limitation, (i) the identification of 4.99-percent Stockholders, (ii) whether a Transfer is a 4.99-percent Transaction or a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section (F) of this Article XIV, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article XIV. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article XIV for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article XIV.
2. Nothing contained in this Article XIV shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) accelerate the Expiration Date, (ii) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article XIV, (iii) modify the definitions of any terms set forth in this Article XIV or (iv) modify the terms of this Article XIV as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.
3. In the case of an ambiguity in the application of any of the provisions of this Article XIV, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article XIV requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article XIV. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article XIV. The Board of Directors may delegate all or any portion of its duties and powers under this Article XIV to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article XIV through duly authorized officers or agents of the Corporation. Nothing in this Article XIV shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.
(M) RELIANCE. To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article

XIV. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by, any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.
(N) BENEFITS OF THIS ARTICLE XIV. Nothing in this Article XIV shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article XIV. This Article XIV shall be for the sole and exclusive benefit of the Corporation and the Agent.
(O) SEVERABILITY. The purpose of this Article XIV is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article XIV or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article XIV.
(P) WAIVER. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article XIV, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.
THIRD: That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.
FOURTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be executed on this [•] day of [•], 2021.

STAR EQUITY HOLDINGS, INC.

By:	/s/
	Name:	Jeffrey E. Eberwein
	Title:	Executive Chairman

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